                                                                    Exhibit 10.5



               AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT

                           Dated as of March 31, 1997

                                      Among

                               IKON FUNDING, INC.

                                  as Transferor
                                  -------------

                                       and

                               IKON CAPITAL, INC.

                               as initial Servicer
                               -------------------

                                       and

                                TWIN TOWERS INC.

                                  as Transferee
                                  -------------

                                       and

                        DEUTSCHE BANK AG, NEW YORK BRANCH

                                    as Agent
                                    --------

                               TABLE OF CONTENTS

Section                                                            Page
-------                                                            ----
                                    ARTICLE I
                                  THE COMMITMENT....................  2

1.01.    Commitment.................................................  2
1.02.    Limits on Commitment.......................................  3
1.03.    Transfer Procedure.........................................  3
1.04.    Commitment Termination Date................................. 3
1.05.    Voluntary Termination of Commitment or Reduction of
         Maximum Investment.........................................  4

                                   ARTICLE II
                              TRANSFEREE'S INTEREST.................  4

2.01.    Assignment of Transferee's Interest........................  4
2.02.    Transferee's Percentage....................................  4
2.03.    Rate Tranches; Selection of Yield Periods..................  5

                                   ARTICLE III
                                    SETTLEMENT......................  6

3.01.    Non-Pay Out Settlement Procedures for Collections..........  6
3.02.    Pay Out Settlement Procedures for Collections..............  9
3.03.    Dilutions.................................................. 11
3.04.    Optional Reduction of Transferee's Investment.............. 12
3.05.    Reporting by Servicer...................................... 13
3.06.    Delivery of Deemed Collections; Collections Held in
         Trust...................................................... 13

                                   ARTICLE IV
         PAYMENT PROCEDURES; FEES AND YIELD PROTECTION.............. 14

4.01.    Payments and Computations.................................. 14
4.02.    Interest on Overdue Amounts................................ 14
4.03.    Fees....................................................... 14
4.04.    Yield Protection........................................... 15
4.05.    Interest Rate Hedging Agreements........................... 17

                                    ARTICLE V
                               CONDITIONS PRECEDENT................. 18

5.01.    Conditions Precedent to Amendment and Restatement.......... 18
5.02.    Conditions Precedent to All Transfers and Reinvestments
          .......................................................... 20

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES............. 21


6.01.    Representations and Warranties of the Transferor........... 21
6.02.    Representations and Warranties of IKON Capital............. 25

                                   ARTICLE VII
                                GENERAL COVENANTS................... 28

7.01.    Affirmative Covenants...................................... 28
7.02.    Reporting Requirements..................................... 30
7.03.    Negative Covenants......................................... 31
7.04.    Separate Corporate Existence............................... 33

                                  ARTICLE VIII
                          ADMINISTRATION AND COLLECTION............. 35

8.01.    Designation of Servicer.................................... 35
8.02.    Duties of Servicer......................................... 36
8.03.    Rights of the Agent........................................ 38
8.04.    Responsibilities of Transferor............................. 39
8.05.    Further Action Evidencing Transfers........................ 39
8.06.    Application of Obligors' Payments.......................... 41

                                   ARTICLE IX
                                SECURITY INTEREST................... 41

9.01.    Grant of Security Interest................................. 41
9.02.    Further Assurances......................................... 41
9.03.    Remedies................................................... 41

                                    ARTICLE X
                                TERMINATION EVENTS.................. 42

10.01.   Termination Events......................................... 42
10.02.   Remedies................................................... 44

                                   ARTICLE XI
                                    THE AGENT....................... 45

11.01.   Authorization and Action................................... 45
11.02.   Agent's Reliance, Etc...................................... 45
11.03.   Agent and Affiliates....................................... 46

                                   ARTICLE XII
                                   ASSIGNMENTS...................... 46

12.01.   Restrictions on Assignments................................ 46
12.02.   Documentation; Notice of Assignment........................ 47
12.03.   Rights of Assignee......................................... 47

12.04.   Allocation of Payments..................................... 48
12.05.   Calculation of Earned Discount After Assignment............ 48
12.06.   Rights of Collateral Agent................................. 48

                                  ARTICLE XIII
                                 INDEMNIFICATION.................... 49

13.01.   Indemnities by the Transferor.............................. 49

                                   ARTICLE XIV
                                  MISCELLANEOUS..................... 52

14.01.   Amendments, Etc............................................ 52
14.02.   Notices, Etc............................................... 52
14.03.   No Waiver; Remedies........................................ 52
14.04.   Binding Effect; Survival................................... 53
14.05.   Costs, Expenses and Taxes.................................. 53
14.06.   No Proceedings............................................. 54
14.07.   Confidentiality of Transferor Information.................. 54
14.08.   Confidentiality of Program Information..................... 56
14.09.   No Recourse Against Other Parties.......................... 59
14.10.   Definitions; Other Terms................................... 59
14.11.   Captions and Cross References.............................. 59
14.12.   Integration................................................ 59
14.13.   Governing Law.............................................. 59
14.14.   Waiver Of Jury Trial....................................... 60
14.15.   Consent To Jurisdiction; Waiver Of Immunities.............. 60
14.16.   Execution in Counterparts.................................. 60
14.17.   Syndication of Liquidity................................... 60
14.18.   Tax Treatment.............................................. 60

APPENDIX A     DEFINITIONS..........................................A-1

                                    APPENDIX

APPENDIX A                 Definitions

                                    SCHEDULES

SCHEDULE 5.01(f)           Filing Jurisdictions

SCHEDULE 6.01(m)           List of Offices of Transferor where Records
                           Are Kept

SCHEDULE 6.01(n)           List of Designated Account Banks and Post
                           Office Boxes

SCHEDULE 6.01(o)-1         Forms of Contracts

SCHEDULE 6.01(o)-2         Description of Credit and Collection Policy

SCHEDULE 6.02(i)           Description of Material Adverse Changes

SCHEDULE 14.02             Addresses for Notice

SCHEDULE A-1               Marketplaces

                                    EXHIBITS

EXHIBIT 1.03               Form of Transfer Request

EXHIBIT 3.05(a)            Form of Periodic Report

EXHIBIT 5.01(f)            Form of UCC Financing Statement

EXHIBIT 5.01(h)            Form of Designated Account Agreement

EXHIBIT 5.01(i)            Form of Opinion of Counsel for Transferor

EXHIBIT 5.01(j)            Form of Opinion of Counsel for Agent

EXHIBIT 5.01(k)            Form of UCC Financing Statement - Dealer

EXHIBIT 5.01(l)            Form of Power of Attorney

EXHIBIT 5.01(o)            Form of IKON Office Letter

EXHIBIT A                  Form of Post Office Box Agreement

              AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT


     AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT, dated as of March 31, 1997, among IKON FUNDING, INC., a Delaware corporation (the "Transferor"), as
                                                              ----------
transferor, IKON CAPITAL, INC. (formerly Alco Capital Resource, Inc.), a Delaware corporation ("IKON Capital"), as initial Servicer (as defined herein),
                       ------------
TWIN TOWERS INC., a Delaware corporation (the "Transferee"), as transferee, and
                                               ----------
DEUTSCHE BANK AG, a banking corporation organized under the laws of the Federal Republic of Germany ("Deutsche Bank"), acting through its NEW YORK BRANCH
                      -------------
("DBNY"), as agent for the Transferee (in such capacity, the "Agent").  Unless
  ----                                                        -----
otherwise indicated, capitalized terms used in this Agreement are defined in Appendix A.
----------


                                   Background
                                   ----------

     1. IKON Capital, Transferee and the Agent entered into a Receivables Transfer Agreement, dated as of September 23, 1994 (as heretofore amended, the "Original Receivables Agreement").
-------------------------------

     2. Transferor, IKON Capital, Transferee and the Agent desire to amend and restate the Original Receivables Agreement in its entirety as set forth herein in order to, among other things, provide for the substitution of IKON Funding, Inc., as Transferor.

     3. The Transferor has, and expects to have, Pool Receivables in which the Transferor intends to transfer an undivided interest. The Transferor has requested the Transferee, and the Transferee has agreed, subject to the terms and conditions contained in this Agreement, to acquire from the Transferor such undivided interest, herein referred to as the Transferee's Interest, in one or more Transfers from time to time during the Reinvestment Period.

     4. The Transferor and the Transferee also desire that, subject to the terms and conditions of this Agreement, certain of the daily Collections in respect of the Transferee's Interest be reinvested in Pool Receivables so that the Transferee may maintain its Transferee's Investment fully invested in uncollected Pool Receivables.

     5. The Transferee expects generally to fund its Transfers and Reinvestments through the issuance of Commercial Paper Notes. The Transferee has entered into a Liquidity Agreement providing for the making by the Liquidity Banks of loans secured by the Transferee's Interest in the event the Transferee is unable to fund its Transfers or Reinvestments pursuant to this Agreement by the issuance of Commercial Paper Notes or otherwise prefers to fund such Transfers or Reinvestments under the Liquidity Agreement rather than by the issuance of Commercial Paper Notes, or is unable to pay such Commercial Paper Notes at maturity from its share of collections on Pool Receivables. The Transferee has also entered into an Enhancement Agreement with the Enhancement Bank providing for the issuance of a letter of credit to a trustee for the holders of Commercial Paper Notes, and for the making of loans to the Transferee, to provide funds for the payment of Commercial Paper Notes in the circumstances described above when funding is not available under the Liquidity Agreement.

     6. The Transferee has appointed DBNY as its agent to perform certain administrative duties for the Transferee, including, among other things, the arrangement of the transactions provided for hereunder, the administration of the funding of such transactions and the making of certain determinations hereunder and in connection herewith.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby amend and restate the Original Receivables Agreement in its entirety and hereby agree as follows:


                                   ARTICLE I

                                 THE COMMITMENT

     SECTION  1.01.  Commitment.  On the terms and subject to the conditions set
                     ----------
forth in this Agreement (including Article V):
                                   ---------

          (a) Transfers.  Pursuant to Section 1.03, from time to time during the
              ---------               ------------
     Reinvestment Period, upon request by the Transferor, the Transferee shall acquire from the Transferor, in one or more transactions, an undivided interest in the Pool Receivables and Related Property. Each of the initial acquisitions of the Transferee's Interest hereunder and each subsequent acquisition increasing the Transferee's Interest is herein called a "Transfer".
      --------

          (b) Reinvestments.  Pursuant to Section 3.01, during the Reinvestment
              -------------               ------------
     Period, the Transferee shall permit the Servicer to cause certain of the Collections in respect of the Transferee's Interest to be paid to Transferor for reinvestment in the Pool Receivables and Related Property. Each such payment is herein called a "Reinvestment".
                                           ------------

The Transferee's obligation to make such Transfers and Reinvestments is herein called the "Commitment".
            ----------

     SECTION  1.02.  Limits on Commitment.  Under no circumstances shall the
                     --------------------
Transferee accept any Transfer to the extent that, after giving effect to such
Transfer:

          (a) the Transferee's Investment would exceed the Maximum Investment;
     or

          (b) the Unadjusted Transferee's Percentage would exceed the Maximum Percentage.

     SECTION  1.03.  Transfer Procedure.  (a)  Transfer Request. Each Transfer
                     ------------------        ----------------
from the Transferor by the Transferee shall be made on written request by the Transferor to the Transferee and the Agent, substantially in the form of Exhibit
                                                                         -------
1.03 (a "Transfer Request"), received by the Agent not later than 11:00 a.m.
----     ----------------
(New York City time) on the second Business Day preceding the date of such proposed Transfer. Each such request shall specify the desired amount and date of such Transfer.

     (b) Amount of Transfer Price.  The amount of the transfer price paid by the
         ------------------------
Transferee for each Transfer shall be equal to the lesser of (x) the amount proposed by the Transferor pursuant to Section 1.03(a) and (y) the maximum
                                       ---------------
amount permitted under Section 1.02.
                       ------------

     (c) Funding of Transfer.  On the date of each Transfer, the Transferee
         -------------------
shall, upon satisfaction of the applicable conditions set forth in Article V,
                                                                   ---------
make available to the Agent in immediately available funds, at its office at 31 West 52nd Street, New York, New York 10019, the amount of the transfer price to be paid for such Transfer (determined pursuant to Section 1.03(b)) and after
                                                  ---------------
receipt by the Agent of such funds, the Agent will make such funds immediately available to the Transferor at such office.

     SECTION  1.04.  Commitment Termination Date.  (a)  The "Commitment
                     ---------------------------             ----------
Termination Date" shall be the earlier to occur of (i) March 30, 1998 (herein,
----------------
as the same may be extended, called the "Scheduled Commitment Termination
                                         --------------------------------
Date"), and (ii) the date of termination of the Commitment pursuant to Section
----                                                                   -------
1.04(c), 1.05 or 10.02.
-------  ----    -----

     (b) The Scheduled Commitment Termination Date may be extended from time to time by delivery of a written request for such extension to the Transferee and the Agent not less than 60 days prior to the then Scheduled Commitment Termination Date. Within 30 days prior to the then Scheduled Commitment Termination Date, the Transferee and the Agent shall notify the Transferor as to whether they have given their consent to such extension (which consent may be given or withheld by either such party in its sole discretion). As a condition to any such extension, the

Transferor and the Servicer shall deliver such certificates, opinions of counsel or other documents as the Transferee or the Agent may require. If such extension is approved, the Scheduled Commitment Termination Date shall be extended for 364 days from the effective date of such consent.

     (c) The Commitment shall terminate, and the Transferee shall have no obligation to accept any further Transfers or make any further Reinvestments hereunder, on the scheduled date of termination of either (A) the Liquidity Banks' commitments under the Liquidity Agreement or (B) the Enhancement Bank's commitment under the Enhancement Agreement. The Transferee agrees to give the Transferor at least 30 days' prior written notice of the termination of the Commitment pursuant to the foregoing sentence, but no failure to give or delay in giving such notice shall prevent or delay such termination.

     SECTION  1.05.  Voluntary Termination of Commitment or Reduction of Maximum
                     -----------------------------------------------------------
Investment.  The Transferor may, upon at least ten Business Days' notice to the
----------
Agent, terminate the Commitment in whole or reduce in part the unused portion of the Maximum Investment; provided, however, that (a) each partial reduction shall
                        --------  -------
be in an amount equal to $5,000,000 or an integral multiple thereof and (b) after giving effect to such reduction, the remaining Maximum Investment will not be less than $25,000,000.


                                   ARTICLE II

                             TRANSFEREE'S INTEREST

     SECTION  2.01.  Assignment of Transferee's Interest.  The Transferor hereby
                     -----------------------------------
assigns and transfers to the Transferee, effective on and as of the date of the initial Transfer hereunder and, with respect to any increase in the Transferee's Interest effected by an additional Transfer hereunder, on the date of such additional Transfer, an undivided ownership interest, in a percentage equal to the Transferee's Percentage as determined from time to time in accordance with
Section 2.02, in all Pool Receivables and Related Property, whether now existing
------------
or hereafter arising or acquired by the Transferor from time to time. Such undivided ownership interest as in effect from time to time is herein called the "Transferee's Interest".
 ---------------------

     SECTION  2.02.  Transferee's Percentage.  The Transferee's Interest shall
                     -----------------------
be in a percentage (the "Transferee's Percentage") equal at any time to the
                         -----------------------
quotient obtained by dividing

          (a) the sum of (i) the Transferee's Investment, (ii) the Discount Factor, (iii) the Default and Dilution Reserve
     and (iv) the Servicer's Fee Reserve (such sum being herein sometimes called the "Transferee's Allocation"), by
          -----------------------    --

          (b)  the Net Pool Balance,

as most recently computed in accordance with this Section 2.02 (such quotient,
                                                  ------------
expressed as a percentage, before giving effect to the following proviso, being
                                                                 -------
the "Unadjusted Transferee's Percentage"); provided, however,
     ----------------------------------    --------  -------

               (1) the Transferee's Percentage shall not be greater than 100%;

               (2) during the Pay Out Period, the Transferee's Percentage shall be the greater of (x) the Transferee's Percentage in effect immediately before the commencement of the Pay Out Period and (y) the Transferee's Percentage as otherwise determined in accordance with this Section 2.02; and
               ------------

               (3) the Transferee's Percentage shall become zero at such time as
          (A) the Transferee shall have received the accrued Earned Discount, shall have recovered the Transferee's Investment and shall have received all other amounts payable to the Transferee pursuant to this Agreement and (B) the Servicer shall have received the accrued Servicer's Fee.

The Transferee's Percentage shall initially be computed by the Servicer as of the opening of business of the Servicer on the date of each Transfer, as of the most recent Month End Date, and shall be recomputed in each Periodic Report and each Pay Out Statement; provided, however, the Agent may from time to time
                        --------  -------
request the Servicer to deliver a Periodic Report for the purpose of recalculating the Transferee's Percentage, and the Servicer shall deliver such Periodic Report within 10 Business Days after its receipt of such request. The Transferee's Percentage shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation, if any, shall be made.

     SECTION  2.03.  Rate Tranches; Selection of Yield Periods. (a)  From time
                     -----------------------------------------
to time, for purposes of determining the Yield Periods applicable to different portions of the Transferee's Interest, and of calculating the Earned Discount and Servicer's Fee with respect thereto, the Agent shall allocate the Transferee's Interest to one or more tranches (each a "Rate Tranche"), each
                                                       ------------
representing a portion of the Transferee's Investment (with respect to each Rate Tranche, the "Transferee's Tranche Investment"). At any time, each Rate Tranche
              -------------------------------
shall have only one Yield Period and one Transferee Rate applicable for purposes of calculating Earned Discount, and shall be funded by (i) an issue of Commercial Paper Notes, (ii) a Funding Advance, (iii) a borrowing of Liquidity Loans funded by the Liquidity Banks ratably and having the same Yield Period, or
(iv) an Enhancement Draw, but not by more than one of the foregoing at the same time.

     (b) The Agent shall select the duration of the initial, and each subsequent, Yield Period for each Rate Tranche in its discretion; provided that,
                                                                  --------
so long as no Termination Event shall have occurred and be continuing, the Agent shall use reasonable efforts, taking into account market conditions, to accommodate the Transferor's preferences.

     (c) From time to time the Agent shall notify the Servicer of the number of Rate Tranches, the Transferee's Tranche Investment of each Rate Tranche, the Transferee Rate for such Rate Tranche and the duration of the current Yield Period selected by it for each Rate Tranche.


                                  ARTICLE III

                                   SETTLEMENT

     SECTION  3.01.  Non-Pay Out Settlement Procedures for Collections.  (a)
                     -------------------------------------------------
Daily Procedure.  On each day during the Reinvestment Period, the Servicer shall
---------------
deem an amount equal to the Transferee's Share of Collections of Pool Receivables received or deemed received on such day to be received in respect of the Transferee's Interest, and, out of the Transferee's Share of such Collections, shall:

          (i) hold in trust for the benefit of the Transferee an amount equal to
     (A) the aggregate of the aggregate Earned Discount and Servicer's Fee accrued through such day, less (B) the amount, if any, theretofore set
                               ----
     aside and then so held for the benefit of the Transferee in respect of such Earned Discount and Servicer's Fee;

          (ii) set aside and hold in trust for the Transferee an amount equal to the excess, if any, of

                (A)  the greatest of

                     (I) if the Transferor shall have elected to reduce the Transferee's Investment under Section 3.04, the amount of the
                                            ------------
              proposed reduction,

                     (II) if the Transferee's Investment shall exceed the Maximum Investment, the amount of such excess,

                     (III) if the Unadjusted Transferee's Percentage shall
                exceed the Maximum Percentage, an amount equal to the minimum reduction of the Transferee's Investment which (based on the Transferee Rates currently in effect, and assuming that such reduction will be applied to reduce the Transferee's Tranche Investments of the Rate Tranches having the shortest remaining Yield Periods first) would result in the Transferee's Percentage being no greater than the Maximum Percentage, and

                     (IV) if any of the conditions precedent to Reinvestment set forth in Section 5.02 shall not be met, the Transferee's
                             ------------
                Investment, over
                            ----

                (B) the aggregate of the amounts theretofore set aside and then so held for the benefit of the Transferee pursuant to this clause
                                                                      ------
           (ii); and
           ----

           (iii)  subject to Section 5.02, pay the remainder, if any, of such
                             ------------
     Collections to the Transferor for application to Reinvestment, for the benefit of the Transferee, in the Transferee's Interest in accordance with
     Section 1.01(b).
     ---------------

The Servicer shall first, apply the Transferor's Share of such Collections to
                   -----
any other amounts (other than Earned Discount and Transferee's Investment) then due to Transferee or the Agent and second, pay any remaining portion of the
                                   ------
Transferor's Share of such Collections to the Transferor.

     (b) Settlement Date Procedure.  Prior to the Pay Out Period, on each
         -------------------------
Settlement Date, the Servicer shall deposit to the Agent's Account:

         (i)  out of the amounts set aside pursuant to clause (i) of Section
                                                       ----------    -------
     3.01(a), an amount equal to the Earned Discount and Servicer's Fee accrued
     -------
     during the related Yield Period with respect to the related Rate Tranche;
     and

         (ii) out of the amount, if any, set aside pursuant to clause (ii) of
                                                               -----------
     Section 3.01(a) and not theretofore reinvested in accordance with Section
     ---------------                                                   -------
     3.01(d) or deposited to the Agent's Account pursuant to this Section
     -------                                                      -------
     3.01(b), an amount equal to the lesser of such amount and the Transferee's
     -------
     Tranche Investment of the related Rate Tranche;

provided, however, that if the Agent gives its consent (which consent may be
--------  -------
revoked at any time), the Servicer may retain amounts which would otherwise be deposited in respect of Servicer's Fee, in which case no distribution shall be made in respect of Servicer's Fee under clause (c) below.
                                        ----------

In addition, if, on such Settlement Date, after reducing the Transferee's Tranche Investment of the related Rate Tranche by the amount deposited pursuant to clause (ii) above, the Transferee's Investment would be greater than the
   -----------
Maximum Investment or the Unadjusted Transferee's Percentage would be greater than the Maximum Percentage, then the Transferor shall pay to the Servicer, and the Servicer shall deposit to the Agent's Account, an amount equal to the least of (x) the minimum reduction of the Transferee's Investment which would result in the Unadjusted Transferee's Investment not exceeding the Maximum Investment and the Unadjusted Transferee's Percentage not exceeding the Maximum Percentage,
(y) the Transferee's Tranche Investment of the related Rate Tranche and (z) the Transferor's Collection Amount.

     (c) Order of Application.  Upon receipt by the Agent of funds deposited
         --------------------
pursuant to subsection (b) on a Settlement Date for any Rate Tranche, the Agent
            --------------
shall distribute them to the Persons, for the purposes and in the order of priority set forth below:

         (i) to the Transferee in payment of the accrued and unpaid Earned Discount for such Rate Tranche;

         (ii) to the Servicer in payment of the accrued and unpaid Servicer's Fee payable with respect to such Rate Tranche; and

         (iii) to the Transferee in reduction of the Transferee's Tranche Investment of such Rate Tranche.

     (d) Unreinvested Collections.  During the Reinvestment Period, if on any
         ------------------------
date the amount of Collections theretofore set aside and then held by the Servicer for the benefit of the Transferee pursuant to clause (ii) of Section
                                                       -----------    -------
3.01(a) shall exceed the maximum amount then required to be set aside and so
-------
held pursuant to such clause (ii), then, subject to the applicable conditions
                      -----------
precedent set forth in Section 5.02, the Servicer shall pay to the Transferor
                       ------------
the amount of such excess Collections, for application to Reinvestment in accordance with Section 1.01(b). To the extent and for so long as such
                ---------------
Collections may not be so reinvested, the Servicer shall hold such Collections in trust for the benefit of the Transferee in a separate deposit account containing only such Collections and no other funds. On each Settlement Date with respect to any Rate

Tranche, the Servicer shall pay to the Agent for the account of the Transferee, in reduction of the Transferee's Investment, the amount of Collections then held in trust pursuant to the next preceding sentence or, if less, the Transferee's Tranche Investment of such Rate Tranche; any such amounts remaining after such application shall continue to be held in trust pursuant to this paragraph (d)
                                                                -------------
and shall be applied on the next successive Settlement Dates until such amount has been reduced to zero. The Transferee's Investment shall not be deemed reduced by any amount held in trust pursuant to this subsection (d) unless and
                                                     --------------
until, and then only to the extent that, such amount is finally paid to the Agent in accordance with the next preceding sentence.

     SECTION  3.02.  Pay Out Settlement Procedures for Collections.  (a)  Daily
                     ---------------------------------------------        -----
Procedure.  During the Pay Out Period, on each day, the Servicer shall (i) set
---------
aside and hold in trust for the Transferee the Transferee's Share of the Collections of Pool Receivables received by the Servicer, and (ii) first, apply
                                                                   -----
the Transferor's Share of such Collections to any other amounts (other than Earned Discount and Transferee's Investment) then due to Transferee or the Agent and second, pay any remaining portion of the Transferor's Share of such
    ------
Collections to the Transferor.

     (b) Settlement Date Procedure.  During the Pay Out Period, on each
         -------------------------
Settlement Date for any Rate Tranche, subject to Section 3.02(d), the Servicer
                                                 ---------------
shall deposit to the Agent's Account the amounts set aside pursuant to Section
                                                                       -------
3.02(a), but not to exceed the sum of (i) the accrued and unpaid Earned Discount
-------
with respect to such Rate Tranche, (ii) the Transferee's Tranche Investment of such Rate Tranche, (iii) the aggregate of other amounts (other than the Transferee's Investment, Earned Discount and Servicer's Fee) owed hereunder by the Transferor to the Transferee or the Agent, and (iv) the accrued Servicer's
Fee payable with respect to such Rate Tranche.   Any amounts in excess of the
amount required to be deposited in the Agent's Account pursuant to the previous sentence shall continue to be set aside and held in trust by the Servicer for application on the next succeeding Settlement Date(s).

     (c) Order of Application.  Upon receipt of funds deposited to the Agent's
         --------------------
account pursuant to Section 3.02(b), subject to Section 3.02(d), the Agent shall
                    ---------------             ---------------
distribute them to the Persons, for the purposes and in the order of priority set forth below:

           (i) to the Transferee in payment of the accrued and unpaid Earned Discount for such Rate Tranche;

           (ii) if the Servicer is a Person other than IKON Capital or an Affiliate of IKON Capital, to the Servicer in payment of the accrued and unpaid Servicer's Fee with respect to such Rate Tranche;

               (iii) to the Transferee in reduction of the Transferee's Tranche Investment with respect to such Rate Tranche;

               (iv) to the Transferee or the Agent (as the case may be) in payment of any other amounts owed by the Transferor hereunder to the Transferee or the Agent (other than the Transferee's Investment, Earned Discount and Servicer's Fee); and

               (v) to the Servicer in payment of the accrued Servicer's Fee payable with respect to such Rate Tranche, to the extent not paid pursuant to clause (ii) above.
                       -----------

     (d)   Priorities in Event of Funding Advances, Liquidity Loans or
           -----------------------------------------------------------
Enhancement Draw. If on any day during the Pay Out Period any Rate Tranche is
----------------
funded by a Funding Advance, a borrowing of Liquidity Loans or an Enhancement Draw, then:

           (i) if the aggregate amount of Collections set aside and held in trust pursuant to Section 3.02(a) is less than the aggregate accrued and
                       ---------------
     unpaid Earned Discount with respect to all Rate Tranches, then such Collections shall be allocated first to accrued and unpaid Earned Discount
                                    -----
     on Rate Tranches funded by Funding Advances, second to accrued and unpaid
                                                  ------
     Earned Discount on Rate Tranches funded by Liquidity Loans, third to
                                                                 -----
     accrued and unpaid Earned Discount on Rate Tranches funded by Commercial Paper Notes, and fourth to accrued and unpaid Earned Discount on Rate
                      ------
     Tranches funded by Enhancement Draws, and, in the case of each of clauses
                                                                       -------
     first, second, third and fourth above, first to the Rate Tranches having
     -----  ------  -----     ------
     the shortest remaining Yield Periods, to the extent that funds have not been set aside or deposited with the Agent in respect thereof; and

           (ii) no Collections shall be deposited in the Agent's Account (unless requested by the Agent for later distribution in accordance with this Section 3.02(d)) or distributed by the Agent to the Transferee (A) in
          ---------------
     respect of the Transferee's Tranche Investment of any Rate Tranche funded by Liquidity Loans unless the Transferee's Tranche Investments of all Rate Tranches funded by Funding Advances shall have been reduced to zero, or Collections equal to such Transferee's Tranche Investments shall have been deposited in the Agent's Account for distribution to the Transferee in reduction of such Transferee's Tranche Investments, (B) in respect of the Transferee's Tranche Investment of any Rate Tranche funded by Commercial Paper Notes unless the Transferee's Tranche Investments of all Rate Tranches funded by Funding Advances or Liquidity Loans shall have been reduced to zero, or Collections equal to such Transferee's Tranche Investments shall have been deposited in the Agent's Account for distribution to the Transferee in reduction of such Transferee's Tranche Investments, or (C) in respect of the Transferee's Tranche Investment of any Rate Tranche funded by any Enhancement Draw unless the Transferee's Tranche Investments of all Rate Tranches funded by Funding Advances, Liquidity Loans or Commercial Paper Notes shall have been reduced to zero, or Collections equal to such Transferee's Tranche Investments shall have been deposited in the Agent's Account for distribution to the Transferee in reduction of such Transferee's Tranche Investments.

     SECTION  3.03.  Dilutions.  (a)  If on any day the Unpaid Balance of any
                     ---------
Pool Receivable is

           (i) reduced as a result of any defective, rejected or returned merchandise or services, any cash discount, any allowances or billing errors, any trade-in or trade-up, or any adjustment by the Transferor, any Affiliate of the Transferor or by the Servicer or any early termination, refinancing, prepayment, consolidation or replacement of the Contract related to such Pool Receivable,

           (ii) reduced or cancelled as a result of a setoff in respect of any claim or dispute by the Obligor thereof against the Transferor or any Affiliate of the Transferor (individually or as Servicer) or any other Person (whether such claim arises out of the same or a related or an unrelated transaction),

           (iii) reduced on account of the obligation of the Transferor or an Affiliate of the Transferor (individually or as Servicer) to pay to the related Obligor any rebate or refund, or

           (iv) determined by the Agent, the Servicer or the Transferor to have been less than the Unpaid Balance of such Receivable used in calculating the Net Pool Balance for purposes of the most recent Periodic Report or Settlement Statement, then, on such day, the Transferor shall be deemed to have received a Collection of such Pool Receivable in the amount of such reduction or cancellation or, in the case of clause (iv) above, by the amount of the difference between the
            -----------
actual Unpaid Balance and the Unpaid Balance as so reported.

     (b) If on any day (i) any of the representations or warranties of the Transferor set forth in Section 6.01(k) or (o)
                        ---------------    ---
shall not be true with respect to a Pool Receivable (other than solely by reason of such Pool Receivable's being a Defaulted Receivable), or (ii) when the Servicer or the Transferor delivers any Periodic Report or Settlement Statement, any Pool Receivable the Unpaid Balance of which is included in the computation of the Net Pool Balance therein shall not be an Eligible Receivable, then, on such day, the Transferor shall be deemed to have received a Collection of such Pool Receivable in the amount of the Unpaid Balance of such Pool Receivable.

     SECTION  3.04.  Optional Reduction of Transferee's Investment.  The
                     ---------------------------------------------
Transferor may at any time elect to cause the reduction of the Transferee's Investment as follows:

           (a) the Transferor shall give the Agent at least 10 Business Days' prior written notice of such reduction (including the amount of such proposed reduction and the proposed date on which such reduction will commence);

           (b) on the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall set aside Collections and hold them in trust for the Transferee under clause (ii) of Section 3.01(a) until the
                                       -----------    ---------------
     amount so set aside shall equal the desired amount of reduction; and

           (c) the Servicer shall set aside and hold such Collections for the benefit of the Transferee and, on each Settlement Date with respect to any Rate Tranche, shall pay to the Agent for the benefit of the Transferee, in reduction of the Transferee's Investment, the amount of such Collections so held or, if less, the Transferee's Tranche Investment of such Rate Tranche (it being understood that the Transferee's Investment shall not be deemed reduced by any amount set aside or held pursuant to this Section 3.04 unless and until, and then only to the extent that, such amount is finally paid to the Agent as aforesaid);

provided that,
--------

           (i) the amount of any such reduction shall be not less than $5,000,000 and shall be an integral multiple of $1,000,000, and the Transferee's Investment after giving effect to such reduction shall be not less than $10,000,000 (unless the Transferee's Investment shall thereby be reduced to zero),

           (ii) the Transferor shall use reasonable efforts to attempt to choose a reduction amount, and the date of commencement thereof, so that such reduction shall commence and conclude in a single Yield Period with respect to a Rate Tranche, and

           (iii) such proposed reduction shall be applied, unless the Agent shall consent otherwise, to the Rate Tranche with the shortest remaining Yield Period.

     SECTION  3.05.  Reporting by Servicer.  (a)  On or prior to the 15th day
                     ---------------------
(or if such day is not a Business Day, on the next Business Day) of each month, the Servicer shall prepare and forward to the Agent a Periodic Report, executed by an Authorized Servicing Officer, relating to the Transferee's Interest as of the close of business of the Servicer on the next preceding Month End Date. In addition, if at any time the Agent shall so request, then, within 10 Business Days after the later of (i) the date of such request and (ii) such other date as the Agent may designate in such request as the effective date of the requested report, the Servicer shall prepare and deliver to the Agent a Periodic Report, executed by an Authorized Servicing Officer, relating to the Transferee's Interest as of the close of business on the date of such request or such other effective date, as applicable.

     (b) During the Pay Out Period, on the Settlement Date of each Settlement Period for each Rate Tranche, the Servicer shall prepare and forward to the Agent a Pay Out Statement as of the close of business of the Servicer on such Settlement Date.

     SECTION  3.06.  Delivery of Deemed Collections; Collections Held in Trust.
                     ---------------------------------------------------------
(a)  Whenever the Transferor is deemed to receive Collections pursuant to
Section 3.03, the Transferor shall forthwith deliver to the Servicer the amount
------------
of such deemed Collections, and the Servicer shall set aside and hold or distribute such Collections as and to the same extent as if such Collections had actually been received on the date of such delivery to Servicer. If Collections are then being paid to the Agent, or lock boxes or accounts directly or indirectly owned or controlled by the Agent, the Servicer shall forthwith cause such deemed Collections to be paid to the Agent or to such lock boxes or accounts, as applicable.

     (b) So long as the Transferor shall hold any Collections or deemed Collections required to be paid to the Servicer or the Agent, it shall hold such Collections in trust and separate and apart from its own funds and shall clearly mark its records to reflect such trust.

                                  ARTICLE IV

                 PAYMENT PROCEDURES; FEES AND YIELD PROTECTION

          SECTION  4.01.  Payments and Computations.  (a)  All amounts to be
                          -------------------------
paid or deposited by the Transferor or the Servicer to or for the account of the Transferee or the Agent hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in lawful money of the United States of America in immediately available funds to account #104636460008 or such other account as the Agent may designate (the "Agent's Account") at DBNY's office at 31 West 52nd Street, New York, New
      ---------------
York 10019 or at such other place in New York City as the Agent may designate.

          (b) All computations of interest, Earned Discount, Negative Spread Fee and any other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

          SECTION  4.02.  Interest on Overdue Amounts.    The Transferor or
                          ---------------------------
Servicer, as applicable, shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder at 1% per annum
                                                                       --- -----
above the Alternate Base Rate, payable on demand, provided, however, that such
                                                  --------  -------
interest rate shall not at any time exceed the maximum rate permitted by applicable law.

          SECTION  4.03.  Fees.  (a)  Certain Fees.  The Transferor shall pay to
                          ----        ------------
the Agent and the Transferee the fees in the amounts and at the times set forth in the letter from the Agent to the Transferor, dated as of the date hereof (as amended from time to time, the "Fee Letter").
                                ----------

          (b)  Note Fee.  From the date hereof until the Final Pay Out Date, the
               --------
Transferor shall pay to the Agent for the account of the Transferee a commercial paper transaction fee ("Note Fee") in an amount equal to the product of (x) the
                        --------
amount of the per-trade fee paid or payable by the Transferee to the Depository Trust Company (or any other or successor clearing corporation through which the Commercial Paper Notes may be issued) in connection with the issuance, payment or redemption of Commercial Paper Notes, as notified by the Agent to the Transferor and the Servicer from time to time, times (y) the number of
                                               -----
transactions in Commercial Paper Notes issued by the Transferee to fund the Transferee's Interest hereunder during the period for which such Note Fee is payable and to which such per-trade fee applies, as notified by the Agent to the Transferor and the Servicer. Such Note Fee shall be paid in arrears on the last Business Day of each February of each calendar year and on the Final Pay Out Date for the number of Commercial Paper Note trades that were consummated, to fund the Transferee's Interest hereunder during the twelve month period ending on the last day of the immediately preceding December, or in the case of the Final Pay Out Date, other period then ending and for which no Note Fee shall have theretofore been paid. The Agent shall notify the Transferor and the Servicer on or prior to the last day of each January of the Note Fee due on the last Business Day of the following February.

     SECTION  4.04.  Yield Protection. (a) If (i) Regulation D or (ii) any
                     ----------------
Regulatory Change occurring after the date hereof

          (A) shall subject an Affected Party to any tax, duty or other charge with respect to the Transferee's Interest or any portion thereof, or any obligations or right to accept or make Transfers or Reinvestments or to provide funding therefor, or shall change the basis of taxation of payments to the Affected Party of any of the Transferee's Investment or Earned Discount owned by, owed to or funded by it or any other amounts due under this Agreement in respect of the Transferee's Interest or any portion thereof or its obligations or rights, if any, to accept or make Transfers or Reinvestments or to provide funding therefor (except for changes in the rate of tax on the overall net income of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by the jurisdiction where such Affected Party's principal office in the United States is located); or

          (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of Earned Discount), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party; or

          (C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party; or

          (D) shall impose any other condition affecting the Transferee's Interest or any portion thereof owned or funded by any Affected Party, or its obligations or rights, if any, to accept or make Transfers or Reinvestments or to provide funding therefor; or

          (E) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or any successor thereto) assesses, deposit insurance premiums or similar charges, or shall impose on any Affected Party a requirement to maintain deposit insurance;

and the result of any of the foregoing is or would be

          (x) to increase the cost or to impose a cost on (I) an Affected Party accepting or funding or making or maintaining any Transfers or Reinvestments, any loans or other extensions of credit under the Liquidity Agreement, or any Enhancement Draw, or any commitment of such Affected Party with respect to any of the foregoing, or (II) the Agent for continuing its or the Transferor's relationship with the Transferee,

          (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or any other Transaction Document, or under the Liquidity Agreement or the Enhancement Agreement with respect thereto, or

          (z) in the sole determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then, within thirty days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis of such demand), the Transferor shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction.

     (b) Each Affected Party will promptly notify the Transferor and the
Agent of any event of which it has knowledge which occurs after the date hereof and will entitle such Affected Party to compensation pursuant to this Section
                                                                      -------
4.04; provided, however, no failure to give or delay in giving such notification
----  --------  -------
shall adversely affect the rights of any Affected Party to such compensation.

     (c) In determining any amount provided for or referred to in this

Section 4.04, an Affected Party may use any reasonable averaging and attribution
------------
methods that it (in its sole discretion) shall deem applicable. Any Affected Party when making a claim under this Section 4.04 shall submit to the
                                     ------------

Transferor a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of manifest error, be conclusive and binding upon the Transferor.

     SECTION  4.05.  Interest Rate Hedging Agreements.  Promptly after the
                     --------------------------------
Commitment Termination Date, the Transferee will enter into, and will maintain throughout the Pay Out Period, one or more interest rate swap agreements, interest rate collars, interest rate caps or other interest rate hedging arrangements, with one or more financial institutions, including the Agent, whose long-term unsecured debt obligations are rated at least Aaa by Moody's or AAA by S&P, with an amortizing notional amount equal to Transferee's good faith determination of its outstanding Transferee's Investment from time to time during the Pay Out Period (the "Hedging Arrangements"). Such Hedging
                                --------------------
Arrangements shall protect Transferee from differences between a fixed interest rate equal to the interpolated yield to maturity of the Treasury security with a maturity equal to the then Average Maturity and a floating interest rate equal to the Commercial Paper Rate or Eurodollar Rate (Reserve Adjusted). The Agent and the Transferee agree to use their reasonable efforts to obtain such Hedging Arrangements at a commercially reasonable cost, in light of the circumstances of such transaction. The Agent will consult in good faith with the Servicer, and the Servicer agrees to cooperate with the Agent (including providing information on the historical amortization of the portfolio) in order for the Agent to promptly determine an amortization schedule for the Hedging Arrangements. Transferor and IKON Capital, jointly and severally, hereby agree to pay, or to reimburse Transferee for, on demand, any and all costs, expenses and liabilities of Transferee incurred in connection with such Hedging Arrangements (other than periodic net payments of fixed rate interest due to the counterparty thereof), including any arrangement fees, legal costs and early termination payments with respect thereto; provided, that, to the extent that the notional amount of such
                 --------
Hedging Arrangements exceeds the then Transferee's Investment, Transferee shall assign to IKON Capital, and IKON Capital shall accept, the portion of such Hedging Arrangement related to such excess, in which event, IKON Capital shall be responsible for all obligations, and be entitled to all benefits, associated with such portion of the Hedging Arrangements. Notwithstanding the foregoing, if (i) the unsecured short term obligations of IKON Capital are rated at least A-1+ by S&P and P-1 by Moody's, (ii) Transferor has requested that the Transferee accept Transferor's recourse obligation for Earned Discount and IKON Capital's guaranty of such recourse obligation and (iii) Transferor has executed and delivered to the Transferee and the Agent an agreement pursuant to which Transferor agrees to pay, on a recourse basis, Earned Discount as and when due, and IKON Capital has executed and delivered to the Transferee and the

Agent a guaranty, reasonably satisfactory to the Agent, of such obligation, then, for so long as IKON Capital maintains the ratings described in the foregoing clause (i), the Transferee shall accept such agreement in place of
          ----------
maintaining Hedging Arrangements.


                                   ARTICLE V

                              CONDITIONS PRECEDENT

     SECTION  5.01.  Conditions Precedent to Amendment and Restatement.
                     -------------------------------------------------
The amendment and restatement of the Original Receivables Agreement hereby is subject to the condition precedent that the Agent shall have received the following, each (unless otherwise indicated) dated (or dated as of) the date this amendment and restatement shall become effective and in form and substance satisfactory to the Agent:

           (a) This Agreement, duly executed by the Transferor and the initial Servicer;

           (b) A copy of the resolutions of the Board of Directors of the Transferor approving this Agreement, and the other Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by its Secretary or Assistant Secretary; a copy of the resolutions of the Board of Directors of IKON Capital approving this Agreement, and the other Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by its Secretary or Assistant Secretary; a copy of the resolutions of the Board of Directors of IKON Office approving the Support Agreement, certified by its Secretary or Assistant Secretary;

           (c) Good standing certificates for IKON Office issued by the Secretaries of State of Pennsylvania and Ohio; good standing certificates for the Transferor issued by the Secretary of State of Delaware; good standing certificates for IKON Capital issued by the Secretaries of State of Delaware, Georgia, Washington, Minnesota, Michigan, Texas and Colorado, in each case dated as of a recent date acceptable to the Agent;

           (d) A certificate of the Secretary or an Assistant Secretary of each of the Transferor and IKON Capital certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it (on which certificate the Agent and the Transferee may conclusively rely until such time as the Agent shall receive from the Transferor a revised certificate meeting the requirements of this subsection (d));
                                             --------------

     (e) The Articles of Incorporation of the Transferor, IKON Capital and IKON Office, duly certified by the Secretary of State of Delaware and the Secretary of State of Ohio, as applicable, as of a recent date acceptable to Agent, together with a copy of the By-laws of the Transferor, IKON Capital and IKON Office, duly certified by the Secretary or an Assistant Secretary of the Transferor, IKON Capital or IKON Office, as the case may be;

     (f) Acknowledgment copies of proper Financing Statements (Form UCC-1), substantially in the forms attached hereto as Exhibit 5.01(f) (with such
                                              ---------------
modifications, if any, as may be necessary or appropriate to conform to the law, customary practice or standard forms of a particular jurisdiction), filed on or prior to the date of this amendment and restatement, naming (i) the Transferor as the debtor and transferor of Pool Receivables or an undivided interest therein and the Transferee as the secured party and transferee and (ii) IKON Capital as debtor and transferor of Pool Receivables, Transferor as the secured party and transferee and Transferee as assignee, or other, similar instruments or documents, as may be necessary or, in the opinion of the Agent, desirable under the UCC or any comparable law of all appropriate jurisdictions (including those jurisdictions listed on Schedule 5.01(f) hereto) to perfect the
                              ----------------
Transferee's Interest and the security interest granted to the Transferee under
Article IX hereof;
----------

     (g) A search report or reports provided in writing to the Agent by LEXIS Document Services, Inc. as of a recent date (or dates) acceptable to the Agent, listing all effective financing statements that name the Transferor or IKON Capital (including any prior names of such Persons) as debtor and that are filed in the jurisdictions in which filings were made pursuant to subsection (f)
                                                                  --------------
above and in such other jurisdictions that the Agent shall reasonably request, together with copies of such financing statements (none of which shall cover any Pool Receivables or Contracts related thereto or interests therein or Collections or proceeds of any thereof);

     (h) Duly executed copies of Designated Account Agreements with each of the Designated Account Banks; duly executed copies of Post Office Box Agreements with respect to each Post Office Box;

           (i) A favorable opinion of Karin M. Kinney, counsel to the Transferor, IKON Capital and IKON Office, in substantially the form of
     Exhibit 5.01(i);
     ---------------

           (j) A favorable opinion of Mayer, Brown & Platt, counsel for the Agent, substantially in the form of Exhibit 5.01(j);
                                         ---------------

           (k) Acknowledgment copies of proper Financing Statements (Form UCC-
     1), substantially in the form attached hereto as Exhibit 5.01(k) (with such
                                                      ---------------
     modifications, if any, as may be necessary or appropriate to conform to the law, customary practice or standard forms of a particular jurisdiction), filed on or prior to the date of the amendment and restatement in the jurisdictions of the principal places of business of the dealers listed on Schedule A-1, naming such dealers, respectively, as debtors and transferors
     ------------
     of Receivables, IKON Capital as the secured party and transferee and Transferee as the assignee, or other, similar instruments or documents, as may be necessary or, in the opinion of the Agent, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect IKON Capital's interest in the Receivables;

           (l) Such powers of attorney as the Agent shall reasonably request to enable the Agent to collect all amounts due under any and all Pool Receivables, which powers of attorney shall be substantially in the form of
     Exhibit 5.01(l) or in such other form as the Agent may reasonably request;
     ---------------

           (m) A Periodic Report as of the most recent Month End Date (in which the Transferee's Interest and the components thereof shall be calculated after giving effect to the amendment and restatement);

           (n) A copy of the Support Agreement, certified as true, correct and complete by an officer of IKON Office;

           (o) A letter executed by IKON Office substantially in the form of
     Exhibit 5.01(o);
     ---------------

           (p) An amendment to the interest rate protection agreement between Transferor and DBNY, and an assignment agreement related thereto; and

           (q) The Transfer Agreement duly executed by IKON Capital and the Transferor.

     SECTION  5.02.  Conditions Precedent to All Transfers and Reinvestments.
                     -------------------------------------------------------
Each Transfer (including the initial Transfer) and each Reinvestment hereunder shall be subject to the further conditions precedent that on the date of such Transfer or Reinvestment the following statements shall be true (and the Transferor by accepting the amount of such Transfer or by receiving the proceeds of such Reinvestment shall be deemed to have certified that):

           (a) The representations and warranties contained in Article VI are
                                                               ----------
     correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day,

           (b) No event has occurred and is continuing, or would result from such Transfer or Reinvestment, that constitutes a Termination Event or Unmatured Termination Event,

           (c) In the case of a Reinvestment, the amount of the Reinvestment will not exceed the amount available therefor under Section 3.01, and in
                                                         ------------
     the case of a Transfer, after giving effect thereto, the Transferee's Investment will not exceed the Maximum Investment and the Unadjusted Transferee's Percentage will not exceed the Maximum Percentage, and

           (d) The Commitment Termination Date shall not have occurred;

provided, however, the absence of the occurrence and continuance of an Unmatured
--------  -------
Termination Event shall not be a condition precedent to any Reinvestment or to any Transfer on any day which does not cause the Transferee's Investment, after giving effect to such Transfer, to exceed the Transferee's Investment as of the opening of business on such day.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     SECTION 6.01. Representations and Warranties of the Transferor. The
                   ------------------------------------------------
Transferor represents and warrants as follows:

          (a) Organization and Good Standing.  The Transferor has been duly
              ------------------------------
organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Pool Receivables.

     (b)  Due Qualification.  The Transferor is duly qualified to do business as
          -----------------
a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals.

     (c)  Power and Authority; Due Authorization.  The Transferor (i) has all
          --------------------------------------
necessary power, authority and legal right to execute and deliver this Agreement and the other Transaction Documents, to carry out the terms of the Transaction Documents and to transfer and assign the Transferee's Interest on the terms and conditions herein provided, and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents and the transfer and assignment of the Transferee's Interest on the terms and conditions herein provided.

     (d)  Valid Transfer; Binding Obligations.  This Agreement constitutes a
          -----------------------------------
valid transfer and assignment of the Transferee's Interest to the Transferee, enforceable against creditors of, and purchasers from, the Transferor and IKON Capital; and this Agreement constitutes, and each other Transaction Document to be signed by the Transferor when duly executed and delivered will constitute, a legal, valid and binding obligation of the Transferor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e)  No Violation.  The execution, delivery and performance by the
          ------------
Transferor of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Transferor, or any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which the Transferor is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of the Transferor's properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or (iii) violate any law or any order, rule, or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferor or any of its properties.

     (f)  No Proceedings.  There are no proceedings or investigations pending,
          --------------
or threatened, before, and there has been no injunction, decree or other decision issued or made by, any court, regulatory body, administrative agency, or other tribunal or governmental agency or instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the transfer and assignment of the Transferee's Interest or any portion thereof or the consummation of any of the other transactions contemplated by this Agreement or any other Transaction Document, (iii) seeking any determination or ruling that might have a Material Adverse Effect or (iv) seeking to adversely affect the federal income tax attributes of the Transfers hereunder.

     (g)  Bulk Sales Act.  No transaction contemplated hereby requires
          --------------
compliance with any bulk sales act or similar law.

     (h)  Government Approvals.  No authorization or approval or other action
          --------------------
by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Transferor of this Agreement or any other Transaction Document, except for the
                                                                ------
filing of the UCC Financing Statements referred to in Article V, all of which,
                                                      ---------
at the time required in Article V, shall have been duly made and shall be in
                        ---------
full force and effect.

     (i)  Financial Condition.  (x) The balance sheets of the Transferor as at
          -------------------
December 31, 1996, and the related statements of income, cash flows and shareholders' equity of the Transferor for the fiscal year then ended, certified by the Transferor's chief financial officer, copies of which have been furnished to the Agent, fairly present the financial condition, business, business prospects and operations of the Transferor as at such dates and the results of the operations of the Transferor for the period ended on such dates, all in accordance with generally accepted accounting principles consistently applied, and (y) since December 31, 1996 there has been no material adverse change in any such condition, business, business prospects or operations.

     (j)  Margin Regulations.  The use of all funds obtained by the Transferor
          ------------------
under this Agreement will not conflict
with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

     (k)  Quality of Title.  (i) Each Pool Receivable, together with the Related
          ----------------
Property, is owned by the Transferor free and clear of any Lien (other than any Lien arising solely as the result of any action taken by the Transferee (or any assignee thereof) or by the Agent) except as created hereby; (ii) each Pool Receivable, together with the Related Property, was transferred by Transferor from IKON Capital pursuant to the Transfer Agreement, which transfer is enforceable against all creditors of, and purchasers from, IKON Capital, and, Transferor took all steps necessary to perfect its interest in such Pool Receivable, together with the Related Property, against IKON Capital; (iii) when the Transferee accepts a Transfer, it shall have acquired and shall at all times thereafter continuously maintain a valid and perfected first priority undivided percentage ownership interest, in a percentage equal to the Transferee's Percentage in effect from time to time, in each Pool Receivable and in the Related Property, free and clear of any Lien (other than any Lien arising solely as the result of any action taken by the Transferee (or any assignee thereof) or by the Agent); and (iv) no effective financing statement or other instrument similar in effect covering any Pool Receivable, any interest therein or any of the Related Property is on file in any recording office except such as may be filed (A) in favor of IKON Capital in accordance with the Contracts or against the dealers, (B) in favor of Transferor in accordance with the terms of the Transfer Agreement, (C) in favor of the Transferee or the Agent in accordance with this Agreement or in connection with any Lien arising solely as the result of any action taken by the Transferee (or any assignee thereof) or by the Agent, or (D) in favor of DBNY, as Collateral Agent, or any successor in such capacity, as described in Section 12.01.
                -------------

     (l)  Accurate Reports.  No Periodic Report or Pay Out Statement (if
          ----------------
prepared by the Transferor, or to the extent that information contained therein was supplied by the Transferor) or other information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Transferor to the Agent or the Transferee in connection with this Agreement was or will be inaccurate in any material respect as of the date it was or will be dated or (except as otherwise disclosed to the Agent or the Transferee, as the case may be, at such time) as of the date so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

          (m)  Offices.  The chief place of business and chief executive office
               -------
     of the Transferor are located at the address of the Transferor referred to in Section 14.02, and the offices where the Transferor keeps all its books,
        -------------
     records and documents evidencing or included in the Pool Receivables and Related Property are located at the addresses specified in Schedule 6.01(m)
                                                                ----------------
     (or at such other locations, notified to the Agent in accordance with
     Section 7.01(f), in jurisdictions where all action required by Section 8.05
     ---------------                                                ------------
     has been taken and completed).

          (n)  Designated Accounts; Post Office Boxes.  The names and addresses
               --------------------------------------
     of all the Designated Accounts Banks, together with the account numbers of the Designated Accounts of the Transferor at such Designated Account Banks, are specified in Schedule 6.01(n) (or have been notified to the Agent in
                      ----------------
     accordance with Section 7.03(d)). The addresses and numbers of all Post
                     ---------------
     Office Boxes are specified in Schedule 6.01(n) (as have been notified to
                                   ----------------
     the Agent in accordance with Section 7.03(d)).
                                  ---------------

          (o)  Eligible Receivables.  Each Receivable included in the Net Pool
               --------------------
     Balance as an Eligible Receivable on any date shall be an Eligible Receivable on such date.

     SECTION  6.02.  Representations and Warranties of IKON Capital.  IKON
                     ----------------------------------------------
Capital represents and warrants as follows:

          (a)  Organization and Good Standing.  IKON Capital has been duly
               ------------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

          (b)  Due Qualification.  IKON Capital is duly qualified to do business
               -----------------
     as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals.

          (c)  Power and Authority; Due Authorization.  IKON Capital (i) has all
               --------------------------------------
     necessary power, authority and legal right to execute and deliver this Agreement and the other Transaction Documents, to carry out the terms of the Transaction Documents and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents.

          (d)  Valid and Binding Obligations.  This Agreement constitutes, and
               -----------------------------
     each other Transaction Document to be signed by IKON Capital when duly executed and delivered will constitute, a legal, valid and binding obligation of IKON Capital enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)  No Violation.  The execution, delivery and performance by IKON
               ------------
     Capital of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not
     (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of IKON Capital, or any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which IKON Capital is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of IKON Capital's properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transfer Agreement, or (iii) violate any law or any order, rule, or regulation applicable to IKON Capital of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over IKON Capital or any of its properties.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
     pending, or threatened, before, and there has been no injunction, decree or other decision issued or made by, any court, regulatory body, administrative agency, or other tribunal or governmental agency or instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document and (ii) seeking any determination or ruling that might have a Material Adverse Effect.

          (g)  Bulk Sales Act.  No transaction contemplated hereby requires
               --------------
     compliance with any bulk sales act or similar law.

          (h)  Government Approvals.  No authorization or approval or other
               --------------------
     action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by IKON Capital of this Agreement or any other Transaction Document, except
                                                                          ------
     for the filing of the UCC Financing Statements referred to in Article V,
                                                                   ---------
     all of which, at the time required in Article V, shall have been duly made
                                           ---------
     and shall be in full force and effect.

          (i) Financial Condition.  (x) The consolidated balance sheets of IKON
              -------------------
     Capital and its consolidated subsidiaries as at September 30, 1996, and the related statements of income, cash flows and shareholders' equity of IKON Capital and its consolidated subsidiaries for the fiscal year then ended, certified by Ernst & Young, independent certified public accountants, and the consolidated balance sheets of IKON Capital and its consolidated subsidiaries as at December 31, 1996, and the related statements of income, cash flows and shareholders' equity of IKON Capital and its consolidated subsidiaries for the periods then ended, in each case, copies of which have been furnished to the Agent, fairly present the consolidated financial condition, business, business prospects and operations of IKON Capital and its consolidated subsidiaries as at such dates and the consolidated results of the operations of IKON Capital and its consolidated subsidiaries for the period ended on such dates, all in accordance with generally accepted accounting principles consistently applied, and (y) since September 30, 1996 there has been no material adverse change in any such condition, business, business prospects or operations except as described in Schedule
                                                                       --------
     6.02(i).
     -------

          (j)  Accurate Reports.  No Periodic Report or Pay Out Statement (if
               ----------------
     prepared by IKON Capital, or to the extent that information contained therein was supplied by IKON Capital) or other information, exhibit, financial statement, document, book, record or report furnished or to be furnished by IKON Capital to the Agent or the Transferee in connection with this Agreement was or will be inaccurate in any material respect as of the date it was or will be dated or (except as otherwise disclosed to the Agent or the Transferee, as the case may be, at such time) as of the date so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

          (k)  Offices.  The chief place of business and chief executive office
               -------
     of IKON Capital are located at the address of IKON Capital referred to in
     Section 14.02, and the
     -------------
     offices where IKON Capital keeps all its books, records and documents evidencing or included in the Pool Receivables and Related Property are located at the addresses specified in Schedule 6.01(m) (or at such other
                                           ----------------
     locations, notified to the Agent in accordance with Section 7.01(f), in
                                                         ---------------
     jurisdictions where all action required by Section 8.05 has been taken and
                                                ------------
     completed).

          (l)  Servicing Programs.  Any and all programs used by IKON Capital in
               ------------------
     the servicing of the Receivables Pool are owned by it and not leased or licensed, except for all licensed IBM operating system software. No license or approval is required for the Agent's use of any program used by the Servicer in the administration of the Receivables, other than those which have been obtained and are in full force and effect.


                                  ARTICLE VII

                               GENERAL COVENANTS

     SECTION  7.01.  Affirmative Covenants.  From the date hereof until the
                     ---------------------
Final Pay Out Date, each of IKON Capital and the Transferor will, unless the Agent shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply in all material respects with
               -------------------------
     all applicable laws, rules, regulations and orders applicable to it, including those with respect to the Pool Receivables and related Contracts.

          (b)  Preservation of Corporate Existence.  Subject to Section 7.03(e),
               -----------------------------------              ---------------
     preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Material Adverse Effect.

          (c)  Audits.  (i)  At any time and from time to time during regular
               ------
     business hours, upon reasonable notice, permit the Agent, or its agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under its control relating to Pool Receivables, including, without limitation, the related Contracts and purchase orders and other agreements, and (B) to visit its offices and properties for the purpose of examining such materials described in clause (i)(A) next above, and to discuss matters relating to
                  -------------
     Pool Receivables or its performance hereunder or under any other Transaction Document with any of its officers or employees having knowledge of such matters; and (ii) without limiting the provisions of clause (i)
                                                                  ----------
     next above, from time to time on request of the Agent given not more than once in each calendar year so long as no Termination Event or Unmatured Termination Event shall have occurred and be continuing, permit certified public accountants or other auditors, selected by it and reasonably acceptable to the Agent, to conduct, at its expense, a review of its books and records with respect to the Pool Receivables.

          (d)  Keeping of Records and Books of Account.  Maintain and implement
               ---------------------------------------
     administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each new Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).

          (e)  Performance and Compliance with Receivables and Contracts.  At
               ---------------------------------------------------------
     IKON Capital's expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables and all purchase orders and other agreements related to such Pool Receivables.

          (f)  Location of Records.  Keep its chief place of business and chief
               -------------------
     executive office, and the offices where it keeps its records concerning the Pool Receivables, all related Contracts and all purchase orders and other agreements related to such Pool Receivables (and all original documents relating thereto), at its address(es) referred to in Section 6.01(m) or,
                                                          ---------------
     upon 30 days' prior written notice to the Agent, at such other locations in jurisdictions where all action required by Section 8.05 shall have been
                                                ------------
     taken and completed.

          (g)  Credit and Collection Policies.  Comply in all material respects
               ------------------------------
     with its Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

          (h)  Collections.  Instruct all Obligors to cause all Collections of
               -----------
     Pool Receivables to be sent directly to a Post Office Box, and deposit all Collections received into a Designated Account.

     SECTION 7.02.  Reporting Requirements.  From the date hereof until the
                    ----------------------
Final Pay Out Date, IKON Capital and the Transferor will, unless the Agent shall otherwise consent in writing, furnish to the Agent:

          (a)  Quarterly Financial Statements.  As soon as available and in any
               ------------------------------
     event within 60 days after the end of each of the first three quarters of each fiscal year of each of IKON Office, IKON Capital and the Transferor, copies of the financial statements of the Transferor, IKON Capital and its Subsidiaries and IKON Office and its Subsidiaries, in each case, prepared on a consolidated basis, in conformity with generally accepted accounting principles, duly certified by the chief financial officer, any vice-president, the treasurer or the controller of IKON Capital, the Transferor or IKON Office, as the case may be;

          (b)  Annual Financial Statements.  As soon as available and in any
               ---------------------------
     event within 90 days after the end of each fiscal year of the Transferor, IKON Capital and IKON Office copies of the financial statements of the Transferor, IKON Capital and its Subsidiaries and IKON Office and its Subsidiaries, in each case prepared on a consolidated basis, in conformity with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by the Transferor, IKON Capital or IKON Office, as the case may be;

          (c)  Reports to Holders and Exchanges.  Copies of any reports or
               --------------------------------
     registration statements that the Transferor, IKON Capital or IKON Office files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and registrations of securities for selling security holders and statements filed on Form S-1 or S-4;

          (d)  ERISA.  Promptly after the filing or receiving thereof, copies of
               -----
     all reports and notices with respect to any Reportable Event defined in
     Article IV of ERISA as to which the Pension Benefit Guaranty Corporation has not waived the 30-day notice requirement which the Transferor, IKON Capital or IKON Office files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Transferor, IKON Capital or IKON Office receives from the Pension Benefit Guaranty Corporation;

          (e)  Termination Events.  As soon as possible and in any event within
               ------------------
     five days after the occurrence of each Termination Event and each Unmatured Termination Event, a written statement of the chief financial officer or chief accounting officer of the IKON Capital and Transferor setting forth details of such event and the action that IKON Capital and the Transferor propose to take with respect thereto;

          (f)  Litigation.  As soon as possible and in any event within three
               ----------
     Business Days of its knowledge thereof, notice of (i) any litigation, investigation or proceeding which may exist at any time which could have a Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation; and

          (g)  Other.  Promptly, from time to time, such other information,
               -----
     documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of the Transferor, IKON Office or IKON Capital as the Agent may from time to time reasonably request in order to protect the interests of the Agent or the Transferee under or as contemplated by this Agreement.

     SECTION 7.03.  Negative Covenants.  From the date hereof until the Final
                    ------------------
Pay Out Date, each of IKON Capital and the Transferor will not, without the prior written consent of the Agent (provided that it is agreed clauses (h), (i)
                                                               -----------  ---
and (j) of this Section 7.03 shall only apply to the Transferor):
    ---         ------------

          (a)  Sales, Liens, Etc.  Except as otherwise provided herein, sell,
               -----------------
     assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Pool Receivable or Related Property, or any interest therein, or any post office box or account to which any Collections of any Pool Receivable are sent, or any right to receive income from or in respect of any of the foregoing.

          (b)  Extension or Amendment of Receivables.  Except as otherwise
               -------------------------------------
     permitted in Section 8.02, extend, amend, terminate or otherwise modify the
                  ------------
     terms of any Pool Receivable, or amend, modify, terminate or waive any term or condition of any Contract related thereto.

          (c)  Change in Business or Credit and Collection Policy.  Make any
               --------------------------------------------------
     change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of the Pool Receivables (other than an immaterial portion thereof) or otherwise adversely affect the interests, rights or remedies of the Transferee under this Agreement or any other Transaction Document.

          (d)  Change in Payment Instructions to Obligors.  Add or terminate any
               ------------------------------------------
     Post Office Box from those listed in Schedule 6.01(o) or make any change in
                                          ----------------
     its instructions to Obligors regarding payments to be made to the Transferor or the Servicer or payments to be made to any Post Office Box unless the Agent shall have received (i) notice of such addition, termination or change and (ii) duly executed copies of Post Office Box Agreements with respect to each new Post Office Box. Deposit or transfer any Collections received in any Post Office Box or otherwise to any account other than a Designated Account.

          (e)  Mergers, Acquisitions, Sales, etc.  Be a party to any merger or
               ---------------------------------
     consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business, sell, transfer, convey or lease all or any substantial part of its assets, or permit any Subsidiary to do any of the foregoing, except for any such merger or consolidation, sale, transfer, conveyance, lease or assignment with respect to IKON Capital (i) of or by any wholly-owned Subsidiary (other than Transferor) into IKON Capital or into, with or to any other wholly-owned Subsidiary, (ii) any such purchase or other acquisition by IKON Capital or any wholly-owned Subsidiary (other than the Transferor) of the assets or stock of any wholly-owned Subsidiary and (iii) pursuant to which IKON Capital is the survivor, provided that no Termination Event or Unmatured Termination Event has occurred and is continuing or would result therefrom.

          (f)  Support Agreement.  Amend, modify or terminate the Support
               -----------------
     Agreement.

          (g)  Transfer Agreement.  Amend, waive, terminate or modify the
               ------------------
     Transfer Agreement or the Company Note or amend the Transferor's articles of incorporation.

          (h)  Incurrence of Indebtedness.  Incur or suffer to exist any
               --------------------------
     Indebtedness other than its obligations to Servicer, the Transferee and the Agent hereunder, its obligations under the Old Line Agreement and its obligations to IKON Capital under the Transfer Agreement.

          (i)  Restricted Payments.  (i) Declare or pay any dividends, (ii) lend
               -------------------
     or advance any funds or (iii) repay any loans or advances to, for or from IKON Capital or any other

     Affiliated Party (including making any payment pursuant to the Transfer Agreement) (all of the foregoing, "Restricted Payments"), provided that
                                        -------------------    --------
     Transferor may make payments under the Transfer Agreement in accordance with its terms and pay dividends, in each case, from Collections paid or released to Transferor pursuant to Section 3.01 or 3.02, so long as no
                                        ------------    ----
     Termination Event or Unmatured Termination Event has occurred and is continuing or would result therefrom, and after giving effect thereto, the Transferor's Tangible Net Worth is not less than $10,000,000.

          (j)  Change of Name.  Change its corporate name or the name under or
               --------------
     by which it does business unless Transferor shall have given the Agent at least 30 days' prior written notice thereof and unless, prior to any such change, Transferor shall have filed, or caused to be filed, such financing statements or amendments as the Agent determines may be necessary to continue the perfection of Transferee's interest in the Pool Receivables and Related Property.

     Section 7.04.  Separate Corporate Existence.  Transferor and IKON Capital
                    ----------------------------
hereby acknowledge that the Transferee and the Agent are entering into the transactions contemplated by this Agreement in reliance upon the Transferor's identity as a legal entity separate from the other Affiliated Parties. Therefore, Transferor and IKON Capital shall take the steps described in this
Section 7.04 and any other steps that the Agent reasonably requests to continue
------------
the Transferor's identity as such a separate legal entity and to make it apparent to third Persons that the Transferor is an entity with assets and liabilities distinct from those of the other Affiliated Parties and those of any other Person, and not a division of the other Affiliated Parties or any other
Person:

          (a) The Transferor will be a limited purpose corporation whose primary activities are restricted in its articles of incorporation to accepting transferred Receivables from IKON Capital, entering into agreements for the servicing of such Receivables, transferring undivided interests in the Receivables, and conducting such other activities as it reasonably deems necessary or appropriate to carry out its primary activities and entering into similar arrangements with other Persons;

          (b) No director or officer of the Transferor shall at any time serve as a trustee in bankruptcy for any other Affiliated Party;

          (c) Any employee, consultant or agent of the Transferor will be paid by the Manager for services provided to the Transferor, which payment shall be charged to

     Transferor's account, except as provided in this Agreement in respect of the Servicing Fee and in the Old Line Agreement for the servicing fee paid thereunder. The Transferor will engage no agents other than a Servicer for the Receivables, which Servicer (if an Affiliated Party) will be fully compensated for its services to the Transferor by payment of the Servicing Fee and the servicing fee paid under the Old Line Agreement, and the Manager pursuant to the Management Agreement, which Manager's fees shall not exceed $10,000 in any calendar year;

          (d) The Transferor's operating expenses will not be paid by any other Affiliated Party;

          (e) The Transferor will have its own separate mailing address, stationery and, if used, bank checks and, if it uses premises leased, owned or occupied by any other Affiliated Party, its portion of such premises will be defined and separately identified;

          (f) The Transferor's books and records will be maintained separately from those of every other Affiliated Party;

          (g) Any financial statements of any other Affiliated Party which are consolidated to include the Transferor will contain detailed notes clearly stating that (A) all of the Transferor's assets are owned by the Transferor, and (B) the Transferor is a separate corporate entity with its own separate creditors which will be entitled to be satisfied out of the Transferor's assets prior to any value in the Transferor becoming available to the Transferor's equity holders;

          (h) The assets of the Transferor will be maintained in a manner that facilitates their identification and segregation from those of any other Affiliated Party;

          (i) The Transferor will strictly observe corporate formalities in its dealings with each other Affiliated Party, and funds or other assets of the Transferor will not be commingled or pooled with those of any other Affiliated Party;

          (j) The Transferor shall not maintain joint bank accounts with any other Affiliated Party or other depository accounts to which any other Affiliated Party (other than IKON Capital in its capacity as Servicer) has independent access;

          (k) The Transferor shall not, directly or indirectly, be named and shall not enter into any agreement to be named as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of any other Affiliated Party;

          (l) The Transferor will maintain arm's length relationships with each other Affiliated Party. Any other Affiliated Party which renders or otherwise furnishes services or merchandise to the Transferor will be compensated by the Transferor at market rates for such services or merchandise; and

          (m) Neither the Transferor, on the one hand, nor any other Affiliated Party, on the other hand, will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other.


                                 ARTICLE VIII

                         ADMINISTRATION AND COLLECTION

     SECTION  8.01.  Designation of Servicer.  (a)  IKON Capital as Initial
                     -----------------------        -----------------------
Servicer.  The servicing, administering and collection of the Pool Receivables
--------
shall be conducted by the Person designated as the servicer hereunder (the obligations as the Servicer hereunder, in which case such notice may be given at any time in the Agent's discretion. If IKON Capital disputes the occurrence of a Termination Event or other event described above, IKON Capital may take appropriate action to resolve such dispute; provided that IKON Capital must
                                            --------
terminate its activities hereunder as the Servicer and allow the newly designated Servicer to perform such activities on the date provided by the Agent as described above, notwithstanding the commencement or continuation of any proceeding to resolve the aforementioned dispute.

     (c)  Subcontracts. The Servicer may, with the prior written consent of the
          ------------
Agent, subcontract with any other person for servicing, administering or collecting the Pool Receivables; provided that the Servicer shall remain liable
                                 --------
for the performance of the duties and obligations of the Servicer pursuant to the terms hereof; and provided, further, that any funds received by any
                      --------  -------
subcontractor pursuant to the subcontract shall be deemed to have been received by the Servicer.

     SECTION  8.02.  Duties of Servicer. (a) Appointment; Duties in General.
                     ------------------      ------------------------------
Each of the Transferor, the Transferee and the Agent hereby appoints as its agent the Servicer, as from time to time designated pursuant to Section 8.01,
                                                                ------------
(i) to enforce its rights and interests in and under the Pool Receivables, the Contracts and other Related Property, (ii) to take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy, and (iii) to take such other actions and exercise such other powers on behalf of the Transferee and the Agent under this Agreement as are delegated to the Servicer by the terms hereof.

     (b)  Allocation of Collections; Segregation.  The Servicer shall set aside
          --------------------------------------
and hold in trust for the account of the Transferor and the Transferee their respective allocable shares of the Collections of Pool Receivables in accordance with Sections 3.01 and 3.02, but shall not be required (unless otherwise
     -------------     ----
requested by the Agent) to segregate the funds constituting such portions of such Collections prior to the remittance thereof in accordance with said Sections. If instructed by the Agent, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable shares of Collections of Pool Receivables, set aside for the Transferee and any assignee from the Transferee of the Transferee's Interest (or any portion thereof), on the first Business Day following receipt by the Servicer of such Collections in immediately available funds.

     (c)  Modification of Receivables. So long as no Termination Event or
          ---------------------------
Unmatured Termination Event shall have occurred and be continuing, IKON Capital, while it is Servicer, may, in accordance with the Credit and Collection Policy,
(i) extend the maturity or adjust the Unpaid Balance of any Defaulted Receivable as IKON Capital may determine to be appropriate to maximize Collections thereof; provided that, no such extension shall be for more than 30 days and, after
-------- ----
giving effect to such extension of maturity or such adjustment, the Unadjusted Transferee's Percentage will not exceed the Maximum Percentage, and (ii) adjust the Unpaid Balance of any Receivable to reflect the reductions or cancellations described in Section 3.03(a). IKON Capital will not terminate, nor allow the
             ---------------
prepayment of, any Contract related to a Pool Receivable unless, after giving effect to such termination or prepayment, any payment of a deemed Collection as a result of such termination or prepayment pursuant to Section 3.03 and the
                                                       ------------
inclusion of any new Eligible Receivables in the Receivables Pool, the Unadjusted Transferee's Percentage, as of such date, does not exceed the Maximum Percentage.

     (d)  Documents and Records. IKON Capital shall deliver to the Servicer, and
          ---------------------
the Servicer shall hold in trust for the Transferor and the Transferee in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) that evidence or relate to Pool Receivables.

     (e)  Power of Attorney. The Transferor hereby grants to the Servicer an
          -----------------
irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Transferor all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Transferor or transmitted or received by the Transferee (whether or not from the Transferor) in connection with any Receivable.

     (f)  Certain Duties to the Transferor. The Servicer shall, as soon as
          --------------------------------
practicable following receipt, turn over to the Transferor (i) that portion of Collections of Pool Receivables representing its undivided interest therein, less, the sum of (a) in the event IKON Capital is no longer the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of the Servicer of servicing, collecting and administering the Pool Receivables to the extent not covered by the Servicer's Fee received by it and (b) any amounts, other than Transferee's Investment and Earned Discount, then due to the Transferee or the Agent, and (ii) the Collections of any Receivable that is not a Pool Receivable. The Servicer, if other than IKON Capital, shall, at the Transferor's expense, as soon as practicable upon demand, deliver to the Transferor all documents, instruments and records in its possession that evidence or relate to Receivables of the Transferor other than Pool Receivables, and copies of documents, instruments and records in its possession that evidence or relate to Pool Receivables.

     (g)  Termination. The Servicer's authorization under this Agreement shall
          -----------
terminate on the Final Pay Out Date.

     SECTION 8.03.  Rights of the Agent. (a) Notice to Obligors; Segregation. At
                    -------------------      -------------------------------
any time when a Termination Event or an Unmatured Termination Event shall have occurred, the Agent may notify the Obligors of Pool Receivables, or any of them, of the ownership of the Transferee's Interest by the Transferee. At any time the Agent may require the Transferor to establish a new Designated Account into which no funds are deposited other than Collections, and to deposit, or cause to be deposited, all Collections into such new Designated Account.

     (b)  Notice to Post Office Boxes and Designated Banks. At any time when a
          ------------------------------------------------
Termination Event or an Unmatured Termination Event shall have occurred, (i) the Agent is hereby authorized to give notice, as provided in the Post Office Box Agreements, of the transfer to the Agent of dominion and control over the Post Office Boxes to which the Obligors of Pool Receivables make payments, (ii) the Agent is hereby authorized to give notice to the Designated Account Banks, as provided in the Designated Account Agreements, of the transfer to the Agent of dominion and control over the Designated Accounts and (iii) the Agent may notify, or may require the Servicer to notify, the Obligors to send their payments to a lock-box located at DBNY or other bank approved by the Agent, under the dominion and control of the Agent.

     (c)  Rights on Designation of New Servicer.  At any time following the
          -------------------------------------
designation of a Servicer other than IKON Capital pursuant to Section 8.01:
                                                              ------------

          (i) The Agent may direct the Obligors of Pool Receivables, or any of them, to pay all amounts payable under any Pool Receivable directly to the Agent or its designee.

          (ii) IKON Capital shall, at the Agent's request and at IKON Capital's expense, give notice of such ownership to each said Obligor and direct that payments be made directly to the Agent or its designee.

          (iii) Each of the Transferor and IKON Capital shall, at the Agent's request, (A) assemble all of the documents, instruments and other records (including, without limitation, computer programs, tapes and disks) which evidence the Pool Receivables and Related Property, or which are otherwise necessary or desirable to collect such Pool Receivables, and make the same available to the Agent at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

     (d)  Authorization and Power of Attorney. Each of the Transferor and the
          -----------------------------------
Transferee hereby authorizes the Agent and hereby appoints the Agent as its attorney-in-fact (which appointment is coupled with an interest and is irrevocable), from time to time upon and after the designation of a successor Servicer in accordance with Section 8.01, to take any and all steps in the
                            ------------
Transferor's name and on behalf of the Transferor and the Transferee which are necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Pool Receivables and Related Property, including, without limitation, endorsing the Transferor's name on checks and other instruments representing Collections and enforcing such Pool Receivables and the related Contracts.

     SECTION  8.04. Responsibilities of Transferor. Anything herein to the
                    ------------------------------
contrary notwithstanding:

          (a) The Transferor shall perform (or cause IKON Capital to perform under the Transfer Agreement) all of its obligations under the Contracts related to the Pool Receivables and under the related purchase orders and other agreements to the same extent as if the Transferee's Interest had not been transferred hereunder and the exercise by the Agent of its rights hereunder shall not relieve the Transferor from such obligations.

          (b) Neither the Agent nor the Transferee shall have any obligation or liability with respect to any Pool Receivables, Contracts related thereto or any other related purchase orders or other agreements, nor shall any of them be obligated to perform any of the obligations of the Transferor thereunder.

     SECTION  8.05.  Further Action Evidencing Transfers. (a) The Transferor
                     -----------------------------------
agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the Transfers hereunder and the resulting Transferee's Interest, or to enable the Transferee or the Agent to exercise or enforce any of their respective rights hereunder or under the other Transaction Documents. Without limiting the generality of the foregoing, the Transferor will upon the request of the Agent:

          (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate;

          (ii) mark conspicuously each Contract evidencing each Pool Receivable with a legend, acceptable to the Agent, evidencing the transfer of the Transferee's Interest; and

          (iii) mark its master data processing records evidencing such Pool Receivables and related Contracts with such legend.

     (b) The Transferor hereby authorizes the Agent to file in the name of the Transferor, to the extent permitted by applicable law, one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pool Receivables and Related Property now existing or hereafter arising. If the Transferor fails to perform any of its agreements or obligations under this Agreement, the Agent may (but shall not be required
to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Transferor as provided in Section 13.01.
                              -------------

     (c)  Without limiting the generality of subsection (a), the Transferor
                                             --------------
will, not earlier than six (6) months and not later than three (3) months from the fifth anniversary of the date of filing of the financing statements referred to in Sections 5.01(f) and 5.01(k) or any other financing statement filed
      ----------------     -------
pursuant to this Agreement or in connection with any Transfer hereunder, unless the Final Pay Out Date shall have occurred:

          (i) execute and deliver and file or cause to be filed an appropriate continuation statement with respect to each such financing statement; and

          (ii) deliver or cause to be delivered to the Agent an opinion of the counsel for the Transferor referred to in Section 5.01(i) (or other counsel
                                               ---------------
     for the Transferor reasonably satisfactory to the Agent), in form and substance reasonably satisfactory to the Agent, confirming and updating the opinion delivered pursuant to Section 5.01(i) with respect to perfection
                                   ---------------
     issues and otherwise to the effect that the Transferee's Interest hereunder continues to be a valid and perfected interest subject to no Liens of record except as provided herein or otherwise permitted hereunder.

     SECTION  8.06.  Application of Obligors' Payments. (a) Any payment by an
                     ---------------------------------
Obligor in respect of any indebtedness owed by it to the Transferor or IKON Capital shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless the Agent instructs otherwise, be applied as a Collection of any Pool Receivable or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before such payment is applied to any other indebtedness of such Obligor.

     (b) Except or as otherwise required by law or the underlying Contract, all Collections received from an Obligor of any Receivable shall be applied to Pool Receivables then outstanding of such Obligor in the order of the age of such Pool Receivables, starting with the oldest such Pool Receivable; provided,
                                                                 --------
however, that, if payment is designated by such Obligor for application to
-------
specific Receivables, it shall be applied to such specified Receivables.


                                  ARTICLE IX

                               SECURITY INTEREST

     SECTION  9.01.  Grant of Security Interest. To secure all obligations of
                     --------------------------
the Transferor arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, Indemnified Amounts, payments on account of Collections received or deemed to be received, fees and Earned Discount, in each case pro rata according to the
                                                 --- ----
respective amounts thereof, the Transferor hereby assigns and grants to the Transferee, for its benefit and the benefit of the Agent, the Affected Parties and the Indemnified Parties, a security interest in all of the Transferor's right, title and interest (including specifically any undivided interest retained by the Transferor hereunder) now or hereafter existing in, to and under all the Pool Receivables and Related Property.

     SECTION  9.02.  Further Assurances. The provisions of Section 8.05 shall
                     ------------------                     ------------
apply to the security interest granted under Section 9.01 as well as to the
                                             ------------
Transfers and the Transferee's Interest hereunder.

     SECTION  9.03.  Remedies. Upon the occurrence of a Termination Event, the
                     --------
Transferee, for its own benefit and for the benefit of the Agent, the Affected Parties and the

Indemnified Parties, shall have, with respect to the collateral granted pursuant to Section 9.01, and in addition to all other rights and remedies available to
   ------------
the Transferee, the Agent, the Affected Parties or the Indemnified Parties under this Agreement or other applicable law, all the rights and remedies of a secured party upon default under the UCC.


                                   ARTICLE X

                              TERMINATION EVENTS

     SECTION  10.01.  Termination Events. Each of the following events shall be
                      ------------------
a "Termination Event":
   -----------------

          (a) (i) The Servicer (if IKON Capital or an Affiliate of IKON Capital is the Servicer) shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (ii) next
                                                       -----------
     following) and such failure shall remain unremedied for three Business Days or (ii) the Servicer (if IKON Capital or an Affiliate of IKON Capital is the Servicer) or the Transferor shall fail to make any payment or deposit to be made by it hereunder when due; or

          (b) Any representation or warranty made or deemed to be made by the Transferor or IKON Capital (or any of its officers) under or in connection with this Agreement, any other Transaction Document or any Periodic Report or Pay Out Statement or other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made; or

          (c) The Transferor or IKON Capital shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Transaction Document on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after written notice thereof shall have been given by the Agent to the Transferor or IKON Capital, as the case may be; or

          (d) A default shall have occurred and be continuing under any instrument or agreement evidencing, securing or providing for the issuance of indebtedness for borrowed money of, or guaranteed by, IKON Capital, the Transferor or any Affiliate thereof (provided, that in the case of IKON Office, such indebtedness is in excess of $5,000,000), which default is a payment default or if unremedied, uncured, or unwaived (with or without the passage of time or the giving of notice or both) would permit acceleration of the maturity of such indebtedness and such default shall have continued unremedied, uncured or unwaived for a period long enough to permit such acceleration and any notice of default required to permit acceleration shall have been given; or any default under any agreement or instrument relating to the purchase or transfer of receivables of IKON Capital or the Transferor, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default is to terminate, or permit the termination of, the commitment of any party to such agreement or instrument to purchase or acquire receivables or the right of the IKON Capital or Transferor to reinvest in receivables the principal amount paid by any party to such agreement or instrument for an interest in receivables; or

     (e) An Event of Bankruptcy shall have occurred and remained continuing with respect to IKON Capital, the Transferor or any Affiliate thereof; or

     (f) (i) Any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by IKON Capital or the Transferor to the Agent and the Transferee prior to the date of execution and delivery of this Agreement is pending against IKON Capital, the Transferor or any Affiliate thereof, or (ii) any material development not so disclosed has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, which, in the case of clause (i) or (ii), in the
                                                ----------    ----
opinion of the Agent, is likely to have a Material Adverse Effect; or

     (g)  The Internal Revenue Service shall file notice of a lien pursuant to
Section 6323 of the Internal Revenue Code with regard to any of the assets of IKON Capital or the Transferor and such lien shall not have been released within 5 days, or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of IKON Capital, the Transferor or IKON Office; or

     (h) There shall have occurred or shall exist any event or condition which has, or would have a material possibility of causing, a Material Adverse Effect; or the warranty in Section 6.01(i)(y) or 6.02(i)(y) shall not be true at any
                   ------------------    ----------
time; or

          (i) the Unadjusted Transferee's Percentage shall exceed the Maximum Percentage, and such event shall continue for more than 5 Business Days; or

          (j) The Losses to Liquidations Ratio (1) for any one month period exceeds 9% or (2) for any six consecutive month period exceeds 7.5%; or

          (k) The average of the Delinquency Ratios for any three consecutive calendar months exceeds 5% or the average of the Default Ratios for any three consecutive calendar months exceeds 4%; or

          (l) a default shall occur under the Support Agreement, or the Support Agreement shall terminate or cease to be in effect for any reason; or

          (m) There shall have been entered against IKON Capital or the Transferor one or more judgments, awards or decrees which, in the case of IKON Capital, exceed $2,500,000 at any one time outstanding, excluding judgments, awards or decrees for which there is full insurance and with respect to which the insurer has assumed a responsibility in writing; or

          (n) IKON Capital ceases to have a long term unsecured debt rating of at least BBB- from S&P and Baa3 from Moody's; or

          (o) Transferee shall cease to have a valid, perfected first priority ownership interest in the Receivables and the Related Property for any reason; or

          (p)  Transfer Termination Event shall occur under the Transfer
     Agreement.

     SECTION  10.02.  Remedies. (a) Optional Termination. Upon the occurrence of
                      --------      --------------------
a Termination Event (other than a Termination Event described in subsection (e)
                                                                 --------------
or (i) of Section 10.01), the Agent shall, at the request, or may with the
   ---    -------------
consent, of the Transferee, by notice to the Transferor declare the Commitment Termination Date to have occurred.

     (b)  Automatic Termination.  Upon the occurrence of a Termination Event
          ---------------------
described in subsection (e) or (i) of Section 10.01, the Commitment Termination
             --------------    ---    -------------
Date shall be deemed to have occurred automatically upon the occurrence of such event; provided that, if the Commitment Termination Date shall have occurred by
       --------
reason of a Termination Event described in subsection (i) and subsequent to such
                                           --------------
date the Unadjusted Transferee's Percentage shall not exceed the Maximum Percentage, upon written notice by the Agent to the Transferor, the Commitment shall be reinstated.

     (c)  Additional Remedies. Upon any termination of the Commitment pursuant
          -------------------
to this Section 10.02, the Agent and the Transferee shall have, in addition to
        -------------
all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing or the general applicability of Article XIII hereof, (i) the
                                          ------------
occurrence of a Termination Event shall not deny to the Transferee any remedy in addition to termination of the Commitment to which the Transferee may be otherwise appropriately entitled, whether at law or in equity, and (ii) following the occurrence of any Termination Event the Transferee may elect to assign to any Person the Transferee's Interest, or any portion thereof.


                                  ARTICLE XI

                                   THE AGENT

     SECTION  11.01.  Authorization and Action. The Transferee has appointed the
                      ------------------------
Agent as its agent pursuant to a Servicing Agreement between the Transferee and DBNY, and hereby authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof and of said Servicing Agreement, together with such powers as are reasonably incidental thereto.

     SECTION  11.02.  Agent's Reliance, Etc. Neither the Agent nor any of its
                      ---------------------
directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or the Agent under or in connection with this Agreement (including, without limitation, the servicing, administering or collecting Pool Receivables as the Servicer pursuant to Section 8.01), except
                                                        ------------
for its or their own gross negligence or willful misconduct, and except for any breach by the Servicing Agent of its obligations to the Transferee expressly set forth in the Servicing Agreement referred to in Section 11.01. Without limiting
                                                -------------
the generality of the foregoing, the Agent: (a) may consult with legal counsel (including counsel for the Transferor or IKON Capital), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to the Transferee or any other holder of any interest in Pool Receivables and shall not be responsible to the Transferee or any such other holder for any statements, warranties or representations made by any Person (other than the Servicing Agent) in or in connection with this Agreement; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Transferor or IKON Capital or to inspect the property (including the books and records) of the Transferor or IKON Capital, except for its duties to the Transferee as set forth in the Servicing Agreement referred to above; (d) shall not be responsible to the Transferee (except for any breach by the Servicing Agent of its duties set forth in the Servicing Agreement referred to above) or to any other holder of any interest in Pool Receivables for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION  11.03.  Agent and Affiliates. Deutsche Bank and its Affiliates may
                      --------------------
generally engage in any kind of business with IKON Capital, the Transferor or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of IKON Capital, the Transferor or any Obligor or any of their respective Affiliates, all as if Deutsche Bank were not the Agent and without any duty to account therefor to the Transferee or any other holder of an interest in Pool Receivables.


                                  ARTICLE XII

                                  ASSIGNMENTS

     SECTION  12.01.  Restrictions on Assignments. (a) None of IKON Capital, the
                      ---------------------------
Transferor or the Transferee may assign its rights hereunder or any interest herein without the prior written consent of the Agent, and the Transferee may not assign the Transferee's Interest (or any portion thereof) to any Person without the prior written consent of the Transferor, which consent shall not be unreasonably withheld; provided, however, that
                       --------  -------

          (i) the Transferee may assign, or grant a security interest in, the Transferee's Interest (or any portion thereof) to Deutsche Bank, the Liquidity Banks (or any successor of any thereof by merger, consolidation or otherwise), or any Affiliate of Deutsche Bank or any of the Liquidity Banks (which may then assign the Transferee's Interest (or any portion thereof so assigned) or any interest therein to such party or parties as it may choose); and

          (ii) the Transferee may assign and grant a security interest in the Transferee's Interest and the Transferee's rights and interests in, to and under this Agreement and the other Transaction Documents to DBNY, as Collateral Agent, and any successor in such capacity, to secure the Transferee's obligations under or in connection with the Commercial Paper Notes, the Liquidity Agreement, the Enhancement Agreement and any letter of credit issued thereunder, and certain other obligations of the Transferee incurred in connection with the funding of the Transfers and Reinvestments hereunder, which assignment and grant of a security interest shall not be considered an "assignment" for purposes of Section 12.01(b), Section 12.03
                                                ----------------  -------------
     or 12.04 or, prior to the enforcement of such security interest, for
        -----
     purposes of any other provision of this Agreement.

     (b)  The Transferor agrees to advise the Agent within five Business
Days after notice to the Transferor of any proposed assignment by the Transferee of the Transferee's Interest (or any portion thereof), not otherwise permitted under subsection (a), of the Transferor's consent or non-consent to such
      --------------
assignment. If the Transferor does not consent to such assignment, the Transferee may immediately assign the Transferee's Interest (or such portion) to Deutsche Bank, any of the Liquidity Banks or any Affiliate of Deutsche Bank or any of the Liquidity Banks. All of the aforementioned assignments shall be upon such terms and conditions as the Transferee and the assignee may mutually agree.

     SECTION  12.02.  Documentation; Notice of Assignment. (a) Any assignment of
                      -----------------------------------
the Transferee's Interest (or any portion thereof) to any Person may be evidenced by such instruments or documents as may be satisfactory to the Transferee, the Agent and the assignee.

     (b) The Transferee shall provide notice to the Transferor of any assignment of the Transferee's Interest (or any portion thereof) by the Transferee to any assignee (other than the assignment and grant of a security interest referred to in Section 12.01(a)(ii)).
                        --------------------

     SECTION  12.03.  Rights of Assignee. Upon the assignment by the Transferee
                      ------------------
of the Transferee's Interest (or any portion thereof) in accordance with this
Article XII, the assignee receiving such assignment shall have all of the rights
-----------
of the Transferee hereunder with respect to the Transferee's Interest (or the portion thereof so assigned); subject, however, to Sections 12.04 and 12.05.
                              -------  -------     --------------     -----

          SECTION  12.04.  Allocation of Payments.  If on any date there are
                           ----------------------
sufficient funds in the Agent's Account to distribute a portion, but not all, of the amounts payable pursuant to subsection (c)(i) of either Section 3.01 or
                                -----------------           ------------
Section 3.02 and, due to any assignment of the Transferee's Interest (or any
------------
portion thereof), such amounts are payable to more than one Person, then, unless otherwise agreed between such Persons, and subject to Section 3.02(d), the Agent
                                                      ---------------
shall distribute funds to such Persons pro rata based upon the amounts so
                                       --- ----
payable to such Persons.

          SECTION  12.05.  Calculation of Earned Discount After Assignment.
                           -----------------------------------------------
Upon and after the assignment of the Transferee's Interest (or any portion thereof) pursuant to this Article XII, the Transferee Rate used to calculate
                          -----------
Earned Discount from time to time with respect to the Transferee's Interest (or the portion thereof so assigned) for each applicable Yield Period beginning after the effective date of such assignment shall be the Bank Rate, unless the Transferee, the Transferor and the assignee may agree in writing upon to use a different Transferee Rate for calculating such Earned Discount. If (i) the Transferor fails to consent to any assignment of the Transferee's Interest (or any portion thereof) proposed by the Transferee, (ii) the Transferee makes an assignment of the Transferee's Interest (or such portion) to Deutsche Bank or any Affiliate of Deutsche Bank as permitted under Section 12.01(b), and (iii) in
                                                  ----------------
the opinion of the Agent, the Transferee was required by applicable law, regulation or directive from any governmental authority to make such assignment, then the Earned Discount with respect to the Transferee's Interest (or the portion thereof so assigned) shall immediately begin to accrue at the Bank Rate for the remainder of any then applicable Yield Period.

          SECTION  12.06.  Rights of Collateral Agent.  Each of IKON Capital and
                           --------------------------
the Transferor hereby agrees that, upon notice to the Transferor, the Collateral Agent referred to in Section 12.01 may exercise all the rights of the Agent
                     -------------
hereunder with respect to the Transferee's Interest (or all portions thereof, and Collections with respect thereto, which are owned by the Transferee), and all other rights and interests of the Transferee in, to or under this Agreement or any other Transaction Document. Without limiting the foregoing, upon such notice such Collateral Agent may request the Servicer to segregate the Transferee's allocable share of Collections from the Transferor's allocable share in accordance with Section 8.02(a), may give a notice designating a new
                         ---------------
Servicer pursuant to Section 8.01(a), may give or require the Agent to give
                     ---------------
notice to the Post Office Boxes and Designated Account Banks as referred to in
Section 8.03(a), and may direct the Obligors of Pool Receivables to make
---------------
payments in respect thereof directly to an account or lockbox designated by it, in each case, to the same extent as the Transferee or the Agent might have done.

                                  ARTICLE XIII

                                INDEMNIFICATION

          SECTION  13.01.  Indemnities by the Transferor.  (a)  General
                           -----------------------------        -------
Indemnity.  Without limiting any other rights which any such Person may have
---------
hereunder or under applicable law, the Transferor hereby agrees to indemnify each of the Agent, the Transferee, the Liquidity Banks, the Enhancement Bank, Deutsche Bank, each of their respective Affiliates, successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified
                                                                -----------
Party"), forthwith on demand, from and against any and all damages, losses,
-----
claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them
                -------------------
arising out of or relating to this Agreement or the ownership or funding of the Transferee's Interest (or any portion thereof) or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent
                 ---------  -------
resulting from gross negligence or willful misconduct on the part of the Agent, the Transferee or such Indemnified Party or (b) recourse (except as otherwise specifically provided in this Agreement) for Defaulted Receivables. Without limiting the foregoing, and subject to the foregoing exclusions, the Transferor shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

                 (i) the transfer by the Transferor of any interest in any Receivable other than the transfer of the Transferee's Interest to the Transferee pursuant to this Agreement and the grant of a security interest to the Transferee pursuant to Section 9.01;
                                                 ------------

                 (ii) the breach of any representation or warranty made by the Transferor (or any of its officers) under or in connection with this Agreement, any Periodic Report or Pay Out Statement or any other information or report delivered by the Transferor or the Servicer pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

                 (iii) the failure by the Transferor to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, or the nonconformity of any Pool Receivable or the related Contract with any such applicable law, rule or regulation;

                 (iv) the failure to vest and maintain vested in the Transferee an undivided percentage ownership interest, to the extent of the Transferee's Interest, in the Receivables in, or purporting to be in, the Receivables Pool, together with all Related Property, free and clear of any Lien, other than an Lien arising solely as a result of an act of the Transferee or the Agent, whether existing at the time of any Transfer or Reinvestment or at any time thereafter;

                 (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Pool Receivables or Related Property, whether at the time of any Transfer or Reinvestment or at any time thereafter;

                 (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                 (vii) any failure of the Transferor to perform its duties or obligations in accordance with the provisions of this Agreement;

                 (viii) any products liability claim arising out of or in connection with merchandise or services that are the subject of any Pool Receivable; or

                 (ix) any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the transfer or ownership of the Transferee's Interest, any portion thereof or any other interest in the Pool Receivables or Related Property or in any goods which secure any such Pool Receivables.

          (b)    Indemnities by Servicer.  Without limiting any other rights
                 -----------------------
which any such Person may have hereunder or under applicable law, Servicer hereby agrees to indemnify each of the Indemnified Parties, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out or related to:

                 (i) the fact that any representation or warranty made by the Servicer (or any of its officers) under or in connection with this Agreement, any Periodic Report or any other information or report delivered by the Servicer pursuant hereto shall have been false or incorrect in any material respect when made or deemed made;

                 (ii) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to the servicing or collection of any Pool Receivable or the related Contract;

                 (iii) the failure of the Servicer or any subservicer to perform its duties or obligations in accordance with the provisions of this Agreement; and

                 (iv) any dispute, claim, offset or defense of the Obligor to the payment of any Pool Receivable by reason of the action or inaction of the Servicer or any subservicer of the Servicer.

          (c)    Contest of Tax Claim; After-Tax Basis.  If any Indemnified
                 -------------------------------------
Party shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from the Transferor under Section 13.01(a)(ix), such Indemnified Party shall give prompt
                 --------------------
and timely notice of such attempt to the Transferor and the Transferor shall have the right, at its expense, to participate in any proceedings resisting or objecting to the imposition or collection of any such tax, governmental fee or charge. Indemnification hereunder shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.

          (d) Contribution.  If for any reason the indemnification provided
              ------------
above in this Section 13.01 is unavailable to an Indemnified Party or is
              -------------
insufficient to hold an Indemnified Party harmless, then the Transferor or IKON Capital, as the case may be, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Transferor or IKON Capital, as the case may be, on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.


                                  ARTICLE XIV

                                 MISCELLANEOUS

          SECTION  14.01.  Amendments, Etc.  No amendment or waiver of any
                           ---------------
provision of this Agreement nor consent to any departure by the Transferor or IKON Capital therefrom shall in any event be effective unless the same shall be in writing and signed by (a) the Transferor, IKON Capital, the Agent and the Transferee (with respect to an amendment) or (b) the Agent and the Transferee (with respect to a waiver or consent by them) or the Transferor or IKON Capital (with respect to a waiver or consent by the Transferor or IKON Capital), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION  14.02.  Notices, Etc.  All notices and other communications
                           ------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier, or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth in Schedule 14.02 hereto or at such other address or facsimile number as shall
   --------------
be designated by such party in a written notice to the other parties hereto.
All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, and (c) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Article I shall not be effective until received.
                           ---------

          SECTION  14.03.  No Waiver; Remedies.  No failure on the part of the
                           -------------------
Agent, any Affected Party, any Indemnified Party, the Transferee or any assignee of the Transferee's Interest or any portion thereof to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, Deutsche Bank is hereby authorized by the Transferor at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Deutsche Bank to or for the credit or the account of the Transferor, now or hereafter existing under this Agreement, to the Agent, any Affected Party, any Indemnified Party or the Transferee, or their respective successors and assigns.

          SECTION  14.04.  Binding Effect; Survival.  This Agreement shall be
                           ------------------------
binding upon and inure to the benefit of the Transferor, IKON Capital, the Agent, the Transferee and their respective successors and assigns, and the provisions of Section 4.04 and Article XIII shall inure to the benefit of the
              ------------     ------------
Affected Parties and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however, nothing in the foregoing shall be
                        --------  -------
deemed to authorize any assignment not permitted by Section 12.01.  This
                                                    -------------
Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the Final Pay Out Date shall have occurred. The rights and remedies with respect to any breach of any representation and warranty made by the Transferor or IKON Capital pursuant to Article VI and the provisions of
                                           ----------
Article XIII, Section 4.04 and Sections 14.05 through 14.09 shall be continuing
------------  ------------     --------------         -----
and shall survive any termination of this Agreement.

          SECTION  14.05.  Costs, Expenses and Taxes.  In addition to its
                           -------------------------
obligations under Article XIII, the Transferor and IKON Capital jointly and
                  ------------
severally agree to pay on demand:

                 (a) all costs and expenses incurred by the Agent, the Transferee, Deutsche Bank and their respective Affiliates in connection with the negotiation, preparation, execution and delivery, the administration (including periodic auditing) or the enforcement of, or any actual or claimed breach of, this Agreement and the other Transaction Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants) incurred in connection with any review of the Transferor's or IKON Capital's books and records either prior to the execution and delivery hereof or pursuant to Section 7.01(c); and
                                ---------------

                 (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or any or the other Transaction Documents (and the Transferor agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees).

Transferor also agrees to pay a pro rata share of Transferee's general operating costs and expenses, including, but not limited to, rating agency fees, management fees and the fees and expenses of counsel, which pro rata share shall be determined by dividing the daily average annual Transferee's Investment by the daily average Commercial Paper Notes issued by Transferee, provided,
                                                               --------
however, that in no event shall such pro rata share exceed .01% per annum of the
-------
average annual Transferee's Investment. Such fee shall be payable on the last day of each February for the calendar year ending on the immediately preceding December 31.

          SECTION  14.06.  No Proceedings.  The Transferor, IKON Capital and
                           --------------
Deutsche Bank, individually and as Agent, each hereby agrees that it will not institute against or join any other Person in instituting against, the Transferee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any Federal or state bankruptcy or similar law, for one year and a day after the latest maturing Commercial Paper Note is paid. The foregoing shall not limit the Transferor's or IKON Capital's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than the Transferor or IKON Capital.

          SECTION  14.07.  Confidentiality of Transferor Information. (a)
                           -----------------------------------------
Confidential Information.  Each of the Transferee and the Agent acknowledges
-------------------------
that certain of the information provided to such party by or on behalf of the Transferor or IKON Capital in connection with this Agreement and the transactions contemplated hereby is or may be confidential, and each such party severally agrees that, unless the Transferor or IKON Capital shall otherwise agree in writing, and except as provided in subsection (b), such party will not
                                            --------------
disclose to any other person or entity:

                 (i) any information regarding, or copies of, any Periodic Reports, Pay Out Statements, and any non-public financial statements, reports and other information, furnished by the Transferor or IKON Capital to the Transferee or the Agent pursuant to this Agreement, or

                 (ii) any other information regarding the Transferor or IKON Capital which is designated by the Transferor or IKON Capital to such party in writing or otherwise as confidential;

the information referred to in clauses (i) and (ii) above, is collectively
                               --------------------
referred to as the "Transferor Information"; provided, however, "Transferor
                    ----------------------   --------  -------   ----------
Information" shall not include
-----------

                       (A) any information which is or becomes generally available to the general public or to such party on a nonconfidential basis from a source other than the Transferor or IKON Capital or which was known to such party on a nonconfidential basis prior to its disclosure by the Transferor or IKON Capital, or

                       (B) general information regarding the nature of this Agreement, the basic terms hereof (including without limitation the amount and nature of the Commitment and the Transferee's Investments hereunder and of the recourse or other credit enhancement provided by hereunder), the nature, amount and status of the Pool Receivables, and the current and/or historical ratios of losses to liquidations and/or outstandings with respect to the Receivables Pool, and the identity of the Transferor and IKON Capital.

          (b)    Disclosure.  Notwithstanding subsection (a), each party may
                 ----------                   --------------
disclose any Transferor Information:

                 (i) to any of such party's attorneys, consultants and auditors, and to such of the Liquidity Banks, the Enhancement Bank, any dealer or placement agent for the Transferee's commercial paper, and any actual or potential assignees of, or participants in, any of the rights or obligations of the Transferee, the Liquidity Banks, the Enhancement Bank or Deutsche Bank under or in connection with this Agreement, who (A) are informed by such party of the confidential nature of the Transferor Information and the terms of this Section
                                                                     -------
          14.07, and (B) are subject to confidentiality restrictions generally
          -----
          consistent with this Section 14.07,
                               -------------

                 (ii) to any rating agency that maintains a rating for the Transferee's commercial paper or is considering the issuance of such a rating, for the purposes of reviewing the credit of the Transferee in connection with such rating,

                 (iii) to any other party to this Agreement, for the purposes contemplated hereby,

                 (iv) to any Person whom any dealer or placement agent for the Transferee shall have identified as an actual or potential investor in Commercial Paper Notes, and who shall have agreed with Deutsche Bank in writing to keep such information confidential and use it only in connection with considering or monitoring such investments, subject to applicable legal requirements (it being understood that such Person may also receive the information excluded from the definition of "Transferor Information" pursuant to clause (B) of
                                                             ----------
          subsection (a)),
          --------------

                 (v) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, or

                 (vi)  subject to subsection (c), in the event such party is
                                  --------------
          legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such Transferor Information.

          (c)    Legal Compulsion.  In the event that any party hereto (other
                 ----------------
than the Transferor or IKON Capital) or any of its representatives is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Transferor Information, such party will (or will cause its representatives to)

                 (i) provide the Transferor or IKON Capital with prompt written notice of such request or legal compulsion; and

                 (ii) at IKON Capital's expense, use its reasonable efforts to cooperate with the Transferor and IKON Capital in making an appropriate objection to disclosure, seeking a protective order or taking such other actions as may be lawful and appropriate in order to maintain the confidentiality of such Transferor Information.

          (d)    Survival.  This Section 14.07 shall survive termination of this
                 --------        -------------
Agreement.

          SECTION  14.08.  Confidentiality of Program Information. (a)  Program
                           --------------------------------------       -------
Information.  Each party hereto (other than DBNY) acknowledges that DBNY regards
-----------
the structure of the transactions contemplated by this Agreement, and by the Liquidity Agreement, the Enhancement Agreement and the other Program Documents referred to therein, to be proprietary, and each such party severally agrees that:

                 (i) unless DBNY shall otherwise agree in writing, and except as provided in subsection (b), such party will not disclose to any
                         --------------
          other person or entity:

                       (A) any information regarding, or copies of, this Agreement or any transaction contemplated hereby,

                       (B) any information regarding, or copies of, the Liquidity Agreement, the Enhancement Agreement, any of the other Program Documents referred to therein, or any transaction contemplated thereby,

                       (C) any information regarding the organization or business of the Transferee generally, or

                       (D) any information regarding Deutsche Bank which is designated by DBNY to such party in writing or otherwise as confidential or not otherwise available to the general public

(the information referred to in clauses (A), (B), (C) and (D) above, whether
                                -----------  ---  ---     ---
furnished by the Transferee, DBNY, any Liquidity Bank, the Enhancement Bank, any assignee of or participant in any rights or obligations of the Transferee, any Liquidity Bank or the Enhancement Bank, or any attorney for or other representative of any of the foregoing (each a "Program Information Provider"),
                                                ----------------------------
is collectively referred to as the "Program Information"; provided, however,
                                    -------------------   --------  -------
"Program Information" shall not include any information which is or becomes
--------------------
generally available to the general public or to such party on a nonconfidential basis from a source other than DBNY or any other Program Information Provider, or which was known to such party on a nonconfidential basis prior to its disclosure by DBNY or any other Program Information Provider);

                 (ii) such party will make the Program Information available to only such of its officers, directors, employees and agents who (A) in the good faith belief of such party, have a need to know such Program Information, (B) are informed by such party of the confidential nature of the Program Information and the terms of this Section 14.08, and
                                                           -------------
          (C) are subject to confidentiality restrictions consistent with this
          Section 14.08;
          -------------

                 (iii) such party will use the Program Information solely for the purposes of evaluating, administering and enforcing the transactions contemplated by this Agreement and making any necessary business judgments with respect thereto; and

                 (iv) such party will, upon demand, return (and cause each of its officers, directors, employees, agents, attorneys, consultants or auditors (collectively, "representatives") to return) to DBNY, or to
                                   ---------------
          such other Program Information Provider as shall have furnished it with any Program Information, all documents or other written material received from DBNY or such other Program Information Provider which constitute or contain any

          Information described in subclause (B), (C), or (D) of clause (i)
                                   -------------  ---     ---    ----------
          above and all copies of such documents or other material in its possession or in the possession of any of its representatives, and will not retain any copy, summary or extract thereof on any storage medium whatsoever.

          (b)    Disclosure.  Notwithstanding clause (i) of subsection (a), each
                 ----------                   ----------    --------------
party may disclose any Program Information:

                 (i) to its attorneys, consultants and auditors who (A) in the good faith belief of such party, have a need to know such Program Information, (B) are informed by such party of the confidential nature of the Program Information and the terms of this Section 14.08, and
                                                           -------------
          (C) are subject to confidentiality restrictions consistent with this
          Section 14.08,
          -------------

                 (ii) to any other party to this Agreement, for the purposes contemplated hereby,

                 (iii) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party (provided that
                                                                 --------
          prior to making any required filing of this agreement with the Securities and Exchange Commission, Transferor and IKON Capital shall apply for confidential treatment and shall expurgate those provisions requested by the Agent), or

                 (iv)  subject to subsection (c), in the event such party is
                                  --------------
          legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such Program Information.

          (c)    Legal Compulsion.  In the event that any party hereto (other
                 ----------------
than DBNY) or any one to whom such party or its representatives transmits the Program Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Program Information, such party will (or will cause its representatives to)

                 (i) provide DBNY with prompt written notice of such request or legal compulsion;

                 (ii) unless DBNY agrees that such Program Information may be disclosed, make a timely objection to the request or compulsion to provide such Program Information on the basis that such Program Information is confidential and subject to the agreements contained in this Section 14.08; and
               -------------

                 (iii) at the expense of DBNY or any other Program Information Provider, take any action as DBNY or such other Program Information Provider may reasonably request to seek a protective order or other appropriate remedy and otherwise to maintain the confidentiality of such Program Information.

          (d)    Survival.  This Section 14.08 shall survive termination of this
                 --------        -------------
Agreement.

          SECTION  14.09.  No Recourse Against Other Parties.  No recourse under
                           ---------------------------------
any obligation, covenant or agreement of the Transferee contained in this Agreement shall be had against any stockholder, employee, officer, director, or incorporator of the Transferee, provided, however, that nothing in this Section
                                --------  -------                       -------
14.09 shall relieve any of the foregoing Persons from any liability which such
-----
Person may otherwise have for such Person's gross intentional misrepresentation or willful misconduct.

          SECTION  14.10.  Definitions; Other Terms.  Unless otherwise defined
                           ------------------------
herein, all capitalized terms used in this Agreement shall have the meanings set forth in Appendix A attached to this Agreement and by this reference made a part
         ----------
hereof. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

          SECTION  14.11.  Captions and Cross References.  The various captions
                           -----------------------------
(including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

          SECTION  14.12.  Integration.  This Agreement and the other
                           -----------
Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

          SECTION  14.13.  Governing Law.  THIS AGREEMENT, INCLUDING THE RIGHTS
                           -------------
AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION (AND THE

EFFECT OF PERFECTION OR NONPERFECTION) OF THE INTERESTS OF THE TRANSFEREE IN THE RECEIVABLES OR THE RELATED PROPERTY IS GOVERNED BY THE LAWS OF THE JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          SECTION  14.14.  Waiver Of Jury Trial.  EACH OF THE TRANSFEROR AND
                           --------------------
IKON CAPITAL HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

          SECTION  14.15.  Consent To Jurisdiction; Waiver Of Immunities.  EACH
                           ---------------------------------------------
OF THE TRANSFEROR, IKON CAPITAL AND TRANSFEREE HEREBY ACKNOWLEDGES AND AGREES
THAT:

                 (a) IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

                 (b) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

          SECTION  14.16.  Execution in Counterparts.  This Agreement may be
                           -------------------------
executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

          SECTION  14.17.  Syndication of Liquidity.  Each of IKON Capital and
                           ------------------------
the Transferor agrees to cooperate with DBNY in connection with the syndication of the Liquidity Agreement.

          SECTION  14.18.  Tax Treatment.  It is the intent of Transferor and
                           -------------
Transferee that, for federal, state and local income and franchise tax purposes, the Transferee's Interest will be treated as evidence of indebtedness secured by the Receivables, Related Security and Collections and other proceeds thereof. Transferor, by entering into this Agreement, and Transferee agree to treat the Transferee's Interest for federal, state and local income and franchise tax purposes as indebtedness. The provisions of this Agreement and all related Transaction Documents shall be construed to further such intentions of the parties.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                            TWIN TOWERS INC.,
                                            as Transferee


                                            By
                                              -------------------------------
                                              Name Printed:
                                                           ------------------
                                              Title:
                                                    -------------------------

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                            as Agent


                                            By
                                              -------------------------------
                                              Name Printed:  Robert M. Lupoli
                                              Title:         Attorney-in-Fact


                                            IKON FUNDING, INC.,
                                            as Transferor


                                            By
                                              -------------------------------
                                              Name Printed:
                                                           ------------------
                                              Title:
                                                    -------------------------

                                            IKON CAPITAL, INC.,
                                            as Servicer


                                            By
                                              -------------------------------
                                              Name Printed:
                                                           ------------------
                                              Title:
                                                    -------------------------

                                  APPENDIX A

                                  DEFINITIONS



     This is Appendix A to the Amended and Restated Receivables Transfer
             ----------
Agreement, dated as of March 31, 1997, among IKON Funding, Inc., IKON Capital, Inc., as initial Servicer, Twin Towers Inc. and Deutsche Bank AG, New York Branch, as Agent (as amended, supplemented or otherwise modified from time to time, this "Agreement"). Each reference in this Appendix A to any Section,
            ---------                            ----------
Appendix or Exhibit refers to such Section of or Appendix or Exhibit to this Agreement.

     As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated hereinbelow:

     "Adjusted Average Maturity" means, on any day, the sum of (a) 45 days plus
      -------------------------                         ---                ----
(b) the Average Maturity for such day.

     "Affected Party" means each of the Transferee, the Liquidity Banks, the
      --------------
Enhancement Bank, any permitted assignee of the Transferee, any assignee of or participant in any of the Transferee's obligations to the Liquidity Banks or the Enhancement Bank, Deutsche Bank (including any branch or agency thereof) and any successor to Deutsche Bank or DBNY as the Agent.

     "Affiliate" when used with respect to a Person means any other Person
      ---------
controlling, controlled by, or under common control with, such Person.


     "Affiliated Party" means each of IKON Capital and each of its Affiliates.
      ----------------

     "Agent" has the meaning set forth in the preamble.
      -----                                   --------

     "Agent's Account" has the meaning set forth in Section 4.01(a).
      ---------------                               ---------------

     "Alternate Base Rate" means, on any date, a fluctuating rate of interest
      -------------------
per annum equal to the higher of
--- -----

          (a) 1.00% above the rate of interest most recently announced by Deutsche Bank as its prime lending rate for unsecured commercial loans within the United States; and

          (b)  1.00% above the rate per annum at which DBNY, as a branch of a
                                    --- -----
     foreign bank, in its sole discretion, can acquire federal funds in the interbank overnight federal funds market, including through brokers of recognized standing.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Deutsche Bank or DBNY in connection with extensions of credit.

     "Authorized Servicing Officer" means (i) chief financial officer, chief
      ----------------------------
accounting officer, controller or president, if IKON Capital is the Servicer and
(ii) such other officer as the Agent may agree to, if IKON Capital is not the Servicer.

     "Average Maturity" means, on any day, that time period (expressed in days)
      ----------------
equal to the weighted average maturity of the Pool Receivables as shall be calculated by the Servicer, as set forth in the most recent Periodic Report in accordance with the provisions thereof. If the Agent shall disagree with any such calculation, the Agent may recalculate the Average Maturity for such day, which calculation shall, absent manifest error, be binding upon the Servicer, the Transferor and the Transferee.

     "Bank Rate" for any Yield Period for any Rate Tranche means a rate per
      ---------                                                         ---
annum equal to the sum of (a) .30% per annum, plus (b) the Eurodollar Rate
-----                              --- -----  ----
(Reserve Adjusted) for such Yield Period; provided, however, that if (i) it
                                          --------  -------
shall become unlawful for the Agent, any Liquidity Bank or the Enhancement Bank to obtain funds in the London interbank market in order to fund any Transfer or to maintain any Rate Tranche, or if such funds shall not be reasonably available to the Agent, any Liquidity Bank or the Enhancement Bank, or (ii) there shall not be time prior to the commencement of an applicable Yield Period to determine a Eurodollar Rate in accordance with its terms, then the "Bank Rate" for any
                                                          ---------
Yield Period for such Rate Tranche shall be equal to a rate of (x) .425% per
                                                                         ---
annum, plus (y) the Domestic CD Rate (Adjusted) for such Yield Period.
-----  ----

     "Business Day" means a day on which both (a) the Agent at its principal
      ------------
office in New York City, New York is open for business and (b) commercial banks in New York City are not authorized or required to be closed for business.

     "Collections" means, with respect to any Receivable, all funds which either
      -----------
(a) are received by IKON Capital, the Transferor or the Servicer from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, purchase prices, finance charges, interest and all other charges) in respect of such Receivable, or applied to such amounts owed by such Obligors (including, without limitation, insurance payments that IKON Capital, the Transferor or Servicer applies in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed or returned Equipment or other collateral or property of the Obligor or any other party directly or indirectly liable for payment of such Receivable and available to be applied thereon), (b) are received by IKON Capital, the Transferor or the Servicer in payment of the purchase price of such Receivable or recourse obligations of any Person related to such Receivable, whether pursuant to arrangements with the dealers or otherwise, or (c) are deemed to have been received by IKON Capital, the Transferor or any other Person as a Collection pursuant to Section 3.03; provided that, so long as IKON Capital
                            ------------  -------- ----
or an Affiliate of IKON Capital is the Servicer, late payment charges, collection fees and extension fees shall not be deemed to be Collections.

     "Commercial Paper Notes" means short-term promissory notes issued or to be
      ----------------------
issued by the Transferee to fund its investments in accounts receivable or other financial assets.

     "Commercial Paper Rate" for any Yield Period for any Rate Tranche means a
      ---------------------
rate per annum equal to the sum of (i) the rate or, if more than one rate, the
     --- -----
weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper
                --- -----
Notes having a term equal to such Yield Period and to be issued to fund the Transfer of or to maintain such Rate Tranche by the Transferee (including, without limitation, the Transferee's Tranche Investment and accrued and unpaid Earned Discount) may be sold by any placement agent or commercial paper dealer selected by the Agent, as agreed between each such agent or dealer and the Agent, plus (ii) the commissions and charges charged by such placement agent or
       ----
commercial paper dealer with respect to such Commercial Paper Notes, expressed as a percentage of the face amount of such Commercial Paper Notes and converted to an interest-bearing equivalent rate per annum.
                                       --- -----

     "Commitment" has the meaning set forth in Section 1.01.
      ----------                               ------------

     "Commitment Termination Date" has the meaning set forth in Section 1.04.
      ---------------------------                               ------------

     "Company Note" has the meaning set forth in the Transfer Agreement.
      ------------

     "Concentration Limit" for any Obligor at any time means the greater of (a)
      -------------------
the Special Concentration Limit, if any, for such Obligor and (b) 2.0% of the Transferee's Investment at such time.

     "Contingent Obligation" as to any Person means any obligation of such
      ---------------------
Person guaranteeing or in effect guaranteeing any indebtedness, leases, dividends or other contractual obligations ("primary obligations") of any other
                                             -------------------
Person (the

"primary obligor") in any manner, whether directly or indirectly, including,
 ---------------
without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that
                                                         --------  -------
the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

     "Contract" means a lease, conditional sale agreement or other contract
      --------
between IKON Capital and any Person pursuant to or under which such Person shall be obligated to make payments to IKON Capital from time to time.

     "Credit and Collection Policy" means those credit and collection policies
      ----------------------------
and practices relating to Contracts and Receivables described in Schedule
                                                                 --------
6.01(o)-2, as modified without violating Section 7.03(c).
---------                                ---------------

     "DBNY" has the meaning set forth in the preamble.
      ----                                   --------

     "Dealer Terminations" means Pool Receivables that have been terminated or
      -------------------
prepaid in connection with a trade in or trade up or any other reason (other than a default under such Pool Receivable) in a circumstance where the Obligor did not make a cash payment to the Transferor in an amount at least equal to the Unpaid Balance of such Pool Receivable.

     "Dealer Termination Ratio" means the ratio (expressed as a percentage)
      ------------------------
computed as of the last day of each month by dividing (x) the aggregate amount of the Unpaid Balance of all Dealer Terminations that were terminated or prepaid during such month by (y) the Collections of Pool Receivables during such month.

     "Default Ratio" means the ratio (expressed as a percentage) computed as of
      -------------
the last day of each month by dividing (x) the aggregate Unpaid Balance of all Pool Receivables that are

Defaulted Receivables as of such date by (y) the aggregate Unpaid Balance of all Pool Receivables on such date.

     "Default and Dilution Reserve" on any day means an amount equal to the
      ----------------------------
product of (a) the Reserve Percentage at the close of business of the Transferee on such day, times (b) the sum of (i) the Transferee's Investment at the opening
             -----
of business of the Transferee on such day plus (ii) the Discount Factor on such
                                          ----
day; provided that from and after the Commitment Termination Date, the Default
     --------
and Dilution Reserve shall be the greater of (1) the foregoing amount and (2) 6.5% of the sum described in the foregoing clause (b), calculated as of the
                                           ----------
Month End Date immediately preceding such Commitment Termination Date.

     "Default Reserve Percentage" means, on any day, the greater of (a) 2.75
      --------------------------
times the highest average of the sum of the Delinquency Ratio plus the Default
                                                              ----
Ratio for three consecutive months during the 12 calendar months preceding or ending on such day, and (b) four times the highest Losses-to-Liquidations Ratio on the last day of any of the 12 calendar months preceding or ending on such day.

     "Defaulted Receivable" means a Receivable:  (a) as to which any payment, or
      --------------------
part thereof, remains unpaid for 90 or more days from the original due date for such payment, (b) as to which the Obligor thereof is the Obligor on any other Defaulted Receivable, (c) as to which an Event of Bankruptcy has occurred and remains continuing with respect to the Obligor thereunder, (d) as to which payments have been extended, or the terms of payment thereof rewritten, without the Agent's consent, except as set forth herein or (e) which, consistent with the Credit and Collection Policy, would be written off the Transferor's or IKON Capital's books as uncollectible.

     "Delinquency Ratio" means the ratio (expressed as a percentage) computed as
      -----------------
of the last day of each month by dividing (x) the aggregate Unpaid Balance of all Pool Receivables that were Delinquent Receivables at the end of such month by (y) the aggregate Unpaid Balance of all Pool Receivables on such date.

     "Delinquent Receivable" means a Receivable that is not a Defaulted
      ---------------------
Receivable and: (a) as to which any payment, or part thereof, remains unpaid for 60 days or more from the original due date for such payment; or (b) which, consistent with the Credit and Collection Policy, would be classified as delinquent by IKON Capital.

     "Designated Account" means any bank account into which collections from
      ------------------
Pool Receivables are deposited.

     "Designated Account Agreement" means a letter agreement, in substantially
      ----------------------------
the form of Exhibit 5.01(h), among the Transferor, IKON Capital and any
            ---------------
Designated Account Bank.

     "Designated Account Bank" means any of the banks holding one or more
      -----------------------
Designated Accounts.

     "Designated Obligor" means, at any time, all Obligors except any Obligor as
      ------------------
to which the Agent has, at least three Business Days prior to the date of determination, given notice to the Transferor that such Obligor shall not be considered a Designated Obligor.

     "Deutsche Bank" has the meaning set forth in the preamble.
      -------------                                   --------

     "Dilution Percentage" means, for any day, 15% times the highest Dealer
      -------------------
Termination Ratio occurring for the immediately preceding three months.

     "Dilution Reserve Percentage" means, for any day, the sum of the Dilution
      ---------------------------
Percentages for each of the 12 months ending on or preceding such day divided by 12.

     "Discount Amount" at any time means an amount equal to (i) the aggregate
      ---------------
Unpaid Balance of all Eligible Receivables at such time minus (ii) the aggregate
                                                        -----
Present Value of all Eligible Receivables at such time.

     "Discount Factor" at any time means an amount equal to the sum of the
      ---------------
aggregate accrued and unpaid Earned Discount with respect to all Rate Tranches at such time.

     "Dollars" means dollars in lawful money of the United States of America.
      -------

     "Domestic CD Rate (Adjusted)" for any Yield Period for any Rate Tranche
      ---------------------------
means a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of
             ---------
1%) determined pursuant to the following formula:

          Domestic CD Rate = Domestic CD Rate + Assessment
            (Adjusted)       ----------------     Rate
                             1-Reserve
                               Requirement

where:
-----

          "Domestic CD Rate" means, with respect to any Yield Period for any
           ----------------
          Rate Tranche, a rate of interest equal to the average of the secondary market morning offering rates in the United States for time certificates of deposit of major United States money market banks for a period approximately equal to such Yield Period in an amount substantially equal to the Transferee's Tranche Investment of such Rate Tranche, as such offering rate is quoted to the Agent by the Federal Reserve Bank of New York during the morning of the first day of such Yield Period; provided, however, that if the Agent shall not
                                --------  -------
          receive any such quote by the Federal Reserve Bank of New York by 11:00 a.m., New York City time, on the morning of the first day of any Yield Period, then "Domestic CD Rate" shall mean, with respect to such
                              ----------------
          Yield Period, the rate of interest determined by the Agent to be the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the bid rates quoted to the Agent in the secondary market at approximately 11:00 a.m., New York City time (or as soon thereafter as practicable), on the first day of such Yield Period by two certificate of deposit dealers in New York or New York City of recognized standing selected by the Agent in its sole discretion for the purchase from the Agent at face value of certificates of deposit issued by the Agent in an amount approximately equal or comparable to such Transferee's Tranche Investment and having a maturity equal to such Yield Period.

          "Assessment Rate" for any Yield Period means the annual assessment
           ---------------
          rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) applicable to the Agent on its insured deposits, on the Business Day immediately preceding the first day of such Yield Period, under the Federal Deposit Insurance Act, determined by annualizing the most recent assessment levied on the Agent by the Federal Deposit Insurance Corporation (together with any successor, the "FDIC") with respect to
                                                         ----
          such deposits after giving effect to the most recent rebate granted to the Agent by the FDIC with respect to deposit insurance as well as the loss to the Agent (determined in the good faith judgment of the Agent) of the use of such rebate prior to the date a credit is taken by the Agent with respect to such rebate.

          "Reserve Requirement" means, with respect to any Yield Period, a
           -------------------
          percentage (expressed as a decimal) equal to the daily average during such Yield Period of the aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such period) specified under Regulation D, as applicable to the class of banks of which the Agent is a member, on deposits of the types used as a reference in determining the Domestic CD Rate and having a maturity approximately equal to such Yield Period.

     "Earned Discount" for any Rate Tranche for each day in a Yield Period
      ---------------
applicable to such Rate Tranche means an amount equal to the sum of (a) the product of (i) the Transferee's Tranche Investment of such Rate Tranche on such day, times (ii) the Transferee Rate for such Rate Tranche on such day, times
     -----                                                             -----
(iii) 1/360, plus (b) the Negative Spread Fee, if any, for such Rate Tranche on
             ----
such day. No provision of the Agreement shall require the payment or permit the collection of Earned Discount in excess of the maximum permitted by applicable law. Earned Discount for any Rate Tranche shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

     "Eligible Contract" means a Contract in one of the forms set forth in
      -----------------
Schedule 6.01(o)-1, with such variations as IKON Capital shall approve in its
------------------
reasonable business judgment and as shall not result in materially lesser rights for IKON Capital as such forms, or otherwise approved by the Agent.

     "Eligible Receivable" means, at any time, a Receivable:
      -------------------

     (a) generated by IKON Capital in the ordinary course of its business that was transferred to the Transferor pursuant to the Transfer Agreement;

     (b) which constitutes an account, chattel paper or general intangible as defined in the Uniform Commercial Code as in effect in the jurisdiction that governs the perfection of the Transferee's undivided ownership interest in such Receivable;

     (c) the Obligor of which is a United States resident, is not an Affiliate of IKON Capital, and is not a government or a governmental subdivision or agency;

     (d)  which is denominated and payable only in Dollars in the United States;

     (e)  the Obligor of which is a Designated Obligor;

     (f) which arises under a Contract (i) in respect of which the related Equipment has been delivered and unconditionally accepted by the Obligor, (ii) under which the Obligor has made at least one regularly scheduled payment and
(iii) which is not cancelable by the Obligor before the end of its scheduled termination date;

     (g)  which is not a Defaulted Receivable;

     (h)  with regard to which the warranty of the Transferor in Section 6.01(l)
                                                                 ---------------
is true and correct;

     (i) the transfer of an undivided interest in which does not contravene or conflict with any law or require the consent or approval of, or notice to, any Person, including the Obligor;

     (j) which arises under an Eligible Contract that has been duly authorized and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms and is not subject to any dispute, offset, counterclaim or defense whatsoever;

     (k) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Receivable;

     (l) which (i) satisfies all applicable requirements of the Credit and Collection Policy and (ii) complies with such other criteria and requirements (other than those relating to the collectibility of such Receivable) as the Agent may from time to time specify to the Transferor following thirty days' notice;

     (m) which is an account receivable, chattel paper or general intangible representing all or part of the sales price of merchandise, insurance and services within the meaning of section 3(c)(5) of the Investment Company Act of 1940, as amended;

     (n) which arises out of a current transaction, or the proceeds of which have been or are to be used for current transactions, within the meaning of section 3(a)(3) of the Securities Act of 1933, as amended;

     (o) which arises under a Contract (i) requiring payment within 30 days of billing therefor, and (ii) providing for periodic payments in substantially equal amounts over the scheduled term of the Contract that fully amortize the initial lease or principal balance;

     (p) which is evidenced by a Contract that constitutes either (i) a true lease pursuant to which the Transferor owns the

Equipment free of any Liens other than such Contract and the Transferee's Interest or (ii) a conditional sale contract pursuant to which the Transferor has a first priority, perfected security interest in the related Equipment; and

     (q) as to which the Agent has not notified the Transferor that the Agent has determined, in its sole discretion, that such Receivable (or class of Receivables) is not acceptable for purchase hereunder.

     "Enhancement Agreement" means and includes (a) the Enhancement Agreement
      ---------------------
dated as of September 14, 1993 among the Transferee, the Agent and DBNY and (b) any other agreement (other than the Liquidity Agreement or another agreement of the type described in clause (b) of the definition thereof) hereafter entered
                      ----------
into by the Transferee providing for the issuance of one or more letters of credit for the account of the Transferee, the making of loans to the Transferee or any other extensions of credit to or for the account of the Transferee to support all or any part of the Transferee's payment obligations under its Commercial Paper Notes or to provide an alternate means of funding the Transferee's investments in accounts receivable or other financial assets, in each case, as amended, supplemented or otherwise modified from time to time.

     "Enhancement Bank" means and includes DBNY as lender to the Transferee and
      ----------------
issuer of a letter of credit for the Transferee's account under the Enhancement Agreement, and any other or additional bank or other financial institution now or hereafter extending credit or having a commitment to extend credit to or for the account of the Transferee under the Enhancement Agreement.

     "Enhancement Draw" means a drawing under a letter of credit issued pursuant
      ----------------
to the Enhancement Agreement for the account of the Transferee, a loan to the Transferee under the Enhancement Agreement or any other advance or disbursement of funds to the Transferee or for the Transferee's account pursuant to the Enhancement Agreement or any such letter of credit, in each case to the extent such drawing, loan, advance or disbursement has not been repaid or reimbursed to the Enhancement Bank in accordance with the Enhancement Agreement.

     "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "Equipment" means office equipment.
      ---------

     "Eurodollar Rate (Reserve Adjusted)" means, with respect to any Yield
      ---------------------------------
Period for any Rate Tranche, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

            Eurodollar Rate          =           Eurodollar Rate
          (Reserve Adjusted)                     ---------------
                                                  1-Eurodollar
                                              Reserve Percentage

where:
-----

          "Eurodollar Rate" means, with respect to any Yield Period for any Rate
           ---------------
          Tranche, the rate per annum at which Dollar deposits in immediately available funds are offered to the Eurodollar Office of the Agent two Eurodollar Business Days prior to the beginning of such period by prime banks in the interbank eurodollar market at or about 11:00 a.m., New York City time for delivery on the first day of such Yield Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the Transferee's Tranche Investment of such Rate Tranche.

          "Eurodollar Business Day" means a day of the year on which dealings
           -----------------------
          are carried on in the eurodollar interbank market of the Agent's Eurodollar Office and banks are open for business in London and are not required or authorized to close in New York City.

          "Eurodollar Office" shall mean the Cayman Islands office of the Agent
           -----------------
          or such other office or offices of the Agent (as designated from time to time by notice from the Agent to the Transferor) or such other office or offices through which the Agent determines the Eurodollar Rate. A Eurodollar Office of the Agent may be, at the option of the Agent, either a domestic or foreign office.

          "Eurodollar Reserve Percentage" means, with respect to any Yield
           -----------------------------
          Period, the then applicable percentage (expressed as a decimal) prescribed by the Federal Reserve Board for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D.

     "Event of Bankruptcy" shall be deemed to have occurred with respect to a
      -------------------
Person if either:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 30 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
      ---------------------
System, or any successor thereto or to the functions thereof.

     "Fee Letter" has the meaning set forth in Schedule 4.03(a).
      ----------                               ----------------

     "Final Pay Out Date" means the date, after the Commitment Termination Date,
      ------------------
when the Transferee's Percentage has been reduced to zero in accordance with clause (3) of Section 2.02.
----------    ------------

     "Financing Lease(s)" shall mean (a) any lease of property, real or
      ------------------
personal, the then present value of the minimum rental commitment of which should, in accordance with general accepted accounting principles, be capitalized on a balance sheet of the lessee, and (b) any other such lease the obligations under which are capitalized on a consolidated balance sheet of IKON Capital and its Subsidiaries.

     "Funding Advance" means an advance (other than a daylight overdraft
      ---------------
advance) made by the Agent, in its sole discretion, to the Transferee for the purpose of funding the Transferee's acquisition or maintenance of the Transferee's Interest or a portion thereof.

     "Funding Advance Rate" on any day means a rate per annum equal to the
      --------------------                          ---------
Alternate Base Rate in effect on such day, provided that, with respect to any
                                           --------
Funding Advance made in an amount less than $5,000 to fund the "tag end" of any Rate Tranche funded by the issuance of Commercial Paper Notes, the Funding Advance Rate shall mean the Commercial Paper Rate for such Rate Tranche.

     "IKON Capital" has the meaning set forth in the preamble.
      ------------

     "IKON Office" means IKON Office Solutions, Inc., an Ohio corporation
      -----------
(formerly Alco Standard Corporation).

     "Indemnified Amounts" has the meaning set forth in Section 13.01.
      -------------------                               -------------

     "Indebtedness" of a Person, at a particular date, means any of the
      ------------
following at such date, without duplication, (a) indebtedness of such Person for borrowed money or evidenced by notes, bonds, debentures or like instruments, (b) indebtedness of such Person for the deferred purchase price of property or services, except current accounts payable and accrued expenses arising in the ordinary course of business, (c) obligations of such Person under any Financing Lease, (d) indebtedness of such Person arising under acceptance facilities, (e) unreimbursed draws on letters of credit and (f) Contingent Obligations.

     "Indemnified Party" has the meaning set forth in Section 13.01.
      -----------------                               -------------

     "Lien" means a lien, security interest, charge, or encumbrance, or other
      ----
right or claim of any Person other than (a) a potential claim or right (that has not yet been asserted) of a trustee appointed for an Obligor in connection with any Event of Bankruptcy or (b) an unfiled lien for taxes accrued but not yet payable.

     "Liquidity Agreement" means and includes (a) the Amended and Restated
      -------------------
Liquidity Loan Agreement dated as of March 31, 1997 among the Transferee, as borrower, the Agent, DBNY, as lender, and DBNY, as agent for such lender, and
(b) any other agreement hereafter entered into by the Transferee providing for the making of loans or other extensions of credit to the Transferee secured by a security interest in the Transferee's Interest (or any portion thereof), to support all or part of the Transferee's payment obligations under the Commercial Paper Notes or to provide an alternate means of funding the Transferee's Interest, and under which the amount available from such loans or other extensions of credit is limited to an amount calculated by reference to the value or unpaid balance of the Pool Receivables or any portion or category thereof or the level of credit enhancement available with respect thereto, in each case as amended, supplemented or otherwise modified from time to time.

     "Liquidity Bank" means and includes DBNY as lender under the Liquidity
      --------------
Agreement, and any other or additional bank or other financial institution hereafter extending credit to or for the account of the Transferee under the Liquidity Agreement.

     "Liquidity Loan" means a loan made by a Liquidity Bank to the Transferee
      --------------
pursuant to the Liquidity Agreement.

     "Losses" means the aggregate Unpaid Balance of Pool Receivables (a) as to
      ------
which any payment, or part thereof, remains unpaid for 120 or more days from the original due date for such payment or (b) as to which the Obligor thereof is subject to a proceeding under Chapter 7 of the Bankruptcy Reform Act of 1978, 11 U.S.C. 101 et seq., as amended.
           -- ---

     "Losses to Liquidations Ratio" means the percentage that (x) the aggregate
      ----------------------------
Losses recognized during the one or six, as applicable, month period ending on the most recent Month End Date was of (y) Collections of Pool Receivables during such period.

     "Management Agreement" means the Management Agreement, dated as of March
      --------------------
31, 1997, between IKON Capital and the Transferor, as it may be amended, supplemented or otherwise modified from time to time.

     "Manager" means IKON Capital, in its capacity as manager pursuant to the
      -------
Management Agreement.

     "Material Adverse Effect" means, with respect to any event, condition or
      -----------------------
circumstance, a material adverse effect on:

          (i) the business, assets, financial condition, operations or prospects of the Transferor, IKON Capital or the Servicer;

          (ii) the ability of the Servicer, IKON Capital or the Transferor to perform its obligations under this Agreement or any other Transaction Document;

          (iii) the validity, enforceability or collectibility of this Agreement, any other Transaction Document, the Receivables or the related Contracts;

          (iv) the status, existence, perfection, priority or enforceability of the Transferee's Interest; or

          (v)  the collectibility of the Pool Receivables.

     "Maximum Investment" means $125,000,000, as such amount may be reduced at
      ------------------
the option of the Transferor pursuant to Section 1.05.
                                         ------------

     "Maximum Percentage" means 100%.
      ------------------

     "Month End Date" means the last day of each calendar month.
      --------------

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Negative Spread Fee" means, for any Rate Tranche on any day in a Yield
      -------------------
Period applicable to such Rate Tranche (computed without regard to clause (C) of
                                                                   ----------
the proviso to the definition of "Yield Period"), the sum of:
    -------

           (a) if such day occurs during a period in which a downgraded Liquidity Bank shall have placed funds in escrow pursuant to the Liquidity Agreement, an amount designated by the Agent to enable, when taken together with other amounts similarly designated with respect to other Rate Tranches, the Transferee to compensate such Liquidity Bank for the excess, if any, of (x) the Earned Discount which would have accrued on funds in such escrow account at the Bank Rate if such funds had been designated as a Liquidity Loan over (y) the income actually earned by investing such funds, plus
     ----

           (b) if all or any part of such Yield Period falls in the Pay Out Period, the amount, if any, by which:

                (i) the additional Earned Discount (calculated without taking into account any Negative Spread Fee) which would have accrued on the reductions of the Transferee's Tranche Investment of such Rate Tranche during such Yield Period if such reductions had remained as the Transferee's Investment, exceeds
                                        -------

                (ii) the income, if any, received by the Transferee from investing the proceeds of such reductions of the Transferee's Investment.

     "Net Pool Balance" at any time means an amount equal to
      ----------------

           (a) the aggregate Present Value of the Eligible Receivables in the Receivables Pool at such time, minus
                                    -----

           (b) the aggregate (for all Obligors) of the amounts by which (i) the Unpaid Balance of all Pool Receivables of each Obligor exceeds (ii) the Concentration Limit for such Obligor at such time, minus
                                                        -----

           (c) the aggregate amount of security deposits and prepaid rents related to the Pool Receivables.

     "Obligor" means a Person obligated to make payments with respect to a
      -------
Receivable. In the case of an Obligor which is an Affiliate of any other Obligor, the Concentration Limit, the Special Concentration Limit, if any, and the aggregate Unpaid Balance of Pool Receivables of such Obligors shall be calculated as if such Obligors were one Obligor.

     "Old Line Agreement" means the Receivables Transfer Agreement, dated as of
      ------------------
September 30, 1996, among the Transferor, IKON Capital, Old Line Funding Corp. and Royal Bank of Canada, as it may be amended, supplemented or otherwise modified from time to time.

     "Original Receivable Agreement" has the meaning set forth in the
      -----------------------------
Background.

     "Pay Out Period" means the period from and including the Commitment
      --------------
Termination Date and to and including the Final Pay Out Date.

     "Pay Out Servicer's Fee" at any time means an amount equal to the product
      ----------------------
of

           (a)  the Transferee's Investment at such time, times
                                                          -----

           (b) (i) the percentage per annum set forth in clause (a)(x) of the
                                  --- -----              -------------
     definition of the "Servicer's Fee", or (ii) if the Servicer's Fee is calculated pursuant to clause (b) of such definition, the percentage per
                            ----------                                    ---
     annum determined for each day by dividing the amount of the Servicer's Fee
     -----
     accrued for such day by the Transferee's Investment at the close of business on such day, multiplying the quotient by 360 and expressing the product as a percentage, times
                              -----

           (c) a fraction, the numerator of which is the then Adjusted Average Maturity of the Receivables Pool and the denominator of which is 360.

     "Pay Out Statement" means a statement substantially in such form as shall
      -----------------
be proposed by the Agent and agreed to by the Transferor, such agreement not to be unreasonably withheld.

     "Periodic Report" means a report in substantially the form of Exhibit
      ---------------                                              -------
3.05(a).
-------

     "Person" means an individual, partnership, corporation (including a
      ------
business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

     "Pool Receivable" means a Receivable in the Receivables Pool.
      ---------------

     "Post Office Box" means any U.S. post office box to which the Obligors are
      ---------------
directed to, or do, send payments under the Pool Receivables.

     "Post Office Box Agreement" means an executed and undated notice, in
      -------------------------
substantially the form of Exhibit A from the Transferor and IKON Capital to the
                          ---------
applicable U.S. postal office.

     "Present Value" of any Receivable means, at any time, the present value of
      -------------
the Unpaid Balance thereof, discounted to the date of determination, at a rate equal to (i) 2.50% plus (ii) the greater of (a) the one month Eurodollar Rate
                   ----
(Reserve Adjusted) and (b) the interpolated yield to maturity of the Treasury security with a maturity equal to the then Average Maturity; provided that if
                                                             --------
the Transferee has entered into (1) an interest rate swap agreement, the rate for purposes of this clause (ii) will be the fixed interest rate that the
                     -----------
Transferee is obligated to pay pursuant to such agreement or (2) an interest rate cap, the rate for purposes of this clause (ii) will be the strike price of
                                        -----------
such cap.

     "Program Fee" has the meaning set forth in Fee Letter.
      -----------

     "Program Fee Rate" has the meaning set forth in the Fee Letter.
      ----------------

     "Program Information" has the meaning set forth in Section 14.08.
      -------------------                               -------------

     "Program Information Provider" has the meaning set forth in Section 14.08.
      ----------------------------                               -------------

     "Rate Tranche" has the meaning set forth in Section 2.03.
      ------------                               ------------

     "Receivable" means any right to payment from a Person, whether constituting
      ----------
an account, chattel paper, instrument or general intangible, arising from the sale or lease by IKON Capital (or by a dealer on behalf of IKON Capital) of Equipment, and includes the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.

     "Receivables Pool" means at any time all then outstanding Receivables which
      ----------------
(a) were or are generated at any time in any of the marketplaces listed on Schedule A-1, (as such list may be
-------------
amended from time to time with the written consent of IKON Capital, the Transferor and the Agent) and such other marketplaces as designated from time to time by IKON Capital and Transferor and approved in writing by the Agent, and
(b) as to which the Obligors thereunder are Designated Obligors.

     "Regulation D" means Regulation D of the Federal Reserve Board, or any
      ------------
other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

     "Regulatory Change" means, relative to any Affected Party
      -----------------

           (a) any change in (or the adoption, implementation, phase-in or commencement of effectiveness of) any

               (i) United States federal or state law or foreign law applicable to such Affected Party;

               (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause
                                                                          ------
           (a)(i) or of (B) any fiscal, monetary or other authority having
           ------
           jurisdiction over such Affected Party; or

               (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or
           -------------    -------

           (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii)
                                             -------------  -------    --------
     above; or

           (c) the issuance, publication or release of any regulation, interpretation, directive, requirement or request of a type described in clause (a)(ii) above to the effect that the obligations of a Liquidity Bank
     --------------
     under the Liquidity Agreement are not entitled to be included in the zero percent category of off-balance sheet assets for purposes of any risk-weighted capital guidelines applicable to such Liquidity Bank or any related Affected Party.

     "Reinvestment" has the meaning set forth in Section 1.01.
      ------------                               ------------

     "Reinvestment Period" means the period from and including the date hereof
      -------------------
to but excluding the Commitment Termination Date.

     "Related Property" means, with respect to any Pool Receivable: (a)  all of
      ----------------
the Transferor's and IKON Capital's right, title and interest in and to all Contracts, purchase orders or other agreements or documents that evidence, secure or otherwise relate to such Pool Receivable; (b) all of the Transferor's and IKON Capital's interest in the Equipment (including returned Equipment), the sale or lease of which gave rise to such Pool Receivable; (c) all Liens from time to time purporting to secure payment of such Pool Receivable, whether pursuant to the Contract related to such Pool Receivable or otherwise, and all property subject to such Liens; (d) all UCC financing statements covering any collateral securing payment of such Pool Receivable (to the extent of the interest of the Transferee in the related Pool Receivable); (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Pool Receivable whether pursuant to the Contract related to such Pool Receivable or otherwise; (f) all of Transferor's rights and claims under the Transfer Agreement; (g) all books and records evidencing or otherwise relating to any Pool Receivables or any of the foregoing; (h) all lock-boxes, post office boxes and accounts to which Collections are sent or deposited, to the extent of such Collections and (i) all Collections with respect to, and other proceeds of, such Pool Receivables and any of the property described above.

     "Reserve Percentage" means, on any day the greater of (a) the sum of the
      ------------------
Default Reserve Percentage plus the Dilution Reserve Percentage and (b) 15%.
                           ----

     "Scheduled Commitment Termination Date" has the meaning set forth in
      -------------------------------------
Section 1.04.
------------

     "Servicer" has the meaning set forth in Section 8.01.
      --------                               ------------

     "Servicer's Fee"  accrued for any day means
      --------------

           (a)  an amount equal to (x) .75% per annum, times (y) the amount of
                                            --- -----  -----
     the Transferee's Investment at the close of business on such day, times (z)
                                                                       -----
     1/360; or

           (b) on and after the Servicer's reasonable request made at any time when IKON Capital shall no longer be the Servicer, an alternative amount specified by Servicer not exceeding (x) 115% of the Servicer's cost and expenses of performing its obligations under the Agreement during the Yield Period when such day occurs, divided by (y) the number of days in such Yield Period.

With respect to any Rate Tranche, the Servicer's Fee allocable thereto shall be equal to the Servicer's Fee determined as set forth above times a fraction, the
                                                          -----
numerator of which is the Transferee's Tranche Investment of such Rate Tranche and the denominator of which is the Transferee's Investment.

     "Servicer's Fee Reserve"  at any time means an amount equal to the sum of
      ----------------------
(a) the aggregate accrued and unpaid Servicer's Fee (with respect to all Rate Tranches), plus (b) the Pay Out Servicer's Fee at such time.
           ----

     "Settlement Date" means the last day of each Settlement Period.
      ---------------

     "Settlement Period" for any Rate Tranche means
      -----------------

           (a) each period commencing on the first day of each Yield Period for such Rate Tranche and ending on the last day of such Yield Period; and

           (b) on and after the Commitment Termination Date, such period (including, without limitation, a period of one day) as shall be selected from time to time by the Agent or, in absence of any such selection, each period of thirty days from the next preceding Settlement Date;

provided, however, that
--------  -------

           (i) with respect to any Yield Period of one day, the related Settlement Period shall be the first day following such Yield Period;

           (ii) any Settlement Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; and

           (iii) the last Settlement Period shall end on the Final Pay Out Date.

     "S&P" means Standard & Poor's Ratings Group.
      ---

     "Special Concentration Limit" for any Obligor at any time means the amount,
      ---------------------------
if any, most recently designated by the Agent in a writing delivered to the Transferor as the Special Concentration Limit for such Obligor.

     "Subsidiary" means a corporation of which IKON Capital and/or its other
      ----------
Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

     "Support Agreement" means the Amended and Restated 1996 Support Agreement,
      -----------------
dated as of October 22, 1996, between IKON Capital and IKON Office, as it may be amended, supplemented or otherwise modified from time to time.

     "Tangible Net Worth" means tangible net worth as determined in accordance
      ------------------
with generally accepted accounting principles.

     "Termination Event" has the meaning set forth in Section 10.01.
      -----------------                               -------------

     "Transaction Documents" means this Agreement, the Transfer Agreement, the
      ---------------------
Company Note and the other documents to be executed and delivered in connection herewith or therewith.

     "Transfer" has the meaning set forth in Section 1.01(a).
      --------                               ---------------

     "Transfer Agreement" means the First Tier Transfer Agreement, dated as of
      ------------------
March 31, 1997, between IKON Capital and Transferor, as the same may be amended, supplemented or otherwise modified from time to time.

     "Transfer Request" has the meaning set forth in Section 1.03.
      ----------------                               ------------

     "Transferee" has the meaning set forth in the preamble.
      ----------                                   --------

     "Transferee Rate" for any Yield Period for any Rate Tranche means:
      ---------------

           (a) in the case of a Rate Tranche other than one referred to in clause (b) or (c) of this definition, the Commercial Paper Rate for such
     ------ ---    ---
     Rate Tranche for such Yield Period;

           (b) in the case of a Rate Tranche funded by a Funding Advance, a rate per annum equal for each day in such Yield Period to the Funding Advance
     ---------
     Rate in effect on such day; and

           (c) in the case of a Rate Tranche funded pursuant to the Liquidity Agreement or by an Enhancement Draw, the Bank Rate for such Rate Tranche for such Yield Period;

provided, however, that on any day when any Termination Event shall have
--------  -------
occurred and be continuing, the Transferee Rate shall mean a rate per annum
                                                                  --- -----
equal to the sum of the applicable rate pursuant to clause (a), (b) or (c) above
                                                    ----------  ---    ---
on such day plus .70% per annum.
                      --- -----

     "Transferee's Allocation" has the meaning set forth in Section 2.02.
      -----------------------                               ------------

     "Transferee's Interest" has the meaning set forth in Section 2.01.
      ---------------------                               ------------

     "Transferee's Investment" at any time means an amount equal to
      -----------------------

           (a) the aggregate of the amounts theretofore paid to the Transferor for the acquisition of the Transferee's Interest by Transfer pursuant to Sections 1.01(a) and 1.03, less
     ----------------     ----  ----

           (b) the aggregate amount of Collections theretofore received by the Servicer and actually distributed to the Agent for the account of the Transferee on account of such Transferee's Investment pursuant to Sections
                                                                       --------
     3.01 and 3.02;
     ----     ----

provided, however, the Transferee's Investment shall not be considered reduced
--------  -------
by any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason.

     "Transferee's Percentage" has the meaning set forth in Section 2.02.
      -----------------------                               ------------

     "Transferee's Share" of any Collections means a portion of such Collections
      ------------------
in an amount equal to the product of (a) the amount of such Collections, times
                                                                         -----
(b) the Transferee's Percentage as in effect on the date of determination.

     "Transferee's Tranche Investment" has the meaning set forth in Section
      -------------------------------                               -------
2.03.
----

     "Transferor" has the meaning set forth in the preamble.
      ----------                                   --------

     "Transferor Information" has the meaning set forth in Section 14.07.
      ----------------------                               -------------

     "Transferor's Collection Amount" at any time means an amount equal to the
      ------------------------------
excess, if any, if (a) the aggregate of the amounts theretofore paid by the Servicer to the Transferor for Reinvestment pursuant to Section 3.01(a)(iii),
                                                        --------------------
over (b) the aggregate of the amounts, if any, theretofore paid by the
----
Transferor to the Servicer pursuant to the last sentence of Section 3.01(b).
                                                            ---------------

     "Transferor's Share" of any Collections means a portion of such Collections
      ------------------
equal to the amount of such Collections less the Transferee's Share thereof.
                                        ----

     "UCC" means the Uniform Commercial Code as from time to time in effect in
      ---
the applicable jurisdiction or jurisdictions.

     "Unadjusted Transferee's Percentage" has the meaning set forth in Section
      ----------------------------------                               -------
2.02.
----

     "Unmatured Termination Event" means any event which, with the giving of
      ---------------------------
notice or lapse of time or both, would, unless cured or waived, become a Termination Event.

     "Unpaid Balance" of any Receivable means at any time the aggregate
      --------------
scheduled lease or debt service payments that the Obligor is obligated to make thereunder during the period from the date such Receivable is included in the Receivables Pool to the date that is 60 months thereafter, but excluding all
                                                               ---------
late payment charges, delinquency charges, extension or collection fees and sales tax payments.

     "Yield Period" means with respect to any Rate Tranche, each period
      ------------

           (a) commencing on, and including, the date of creation of such Rate Tranche pursuant to Section 2.03, or the last day of the immediately
                         ------------
     preceding Yield Period for such Rate Tranche (whichever is later); and

           (b) ending on, and excluding, the date that falls

               (i) in the case of a Rate Tranche funded by the issuance of Commercial Paper Notes, except as provided in clause (iii) below,
                                                         ------------
           such number of days (not to exceed 180 days or, after the occurrence and during the continuance of any Termination Event, 60 days) thereafter as the Agent shall select, after consultation with the Transferor;

               (ii) in the case of a Rate Tranche funded by Liquidity Loans or by an Enhancement Draw, (A) if the Transferee Rate for such Yield Period is based on the Domestic CD Rate (Adjusted), 1, 7, 14, 30, 60 or 90 days thereafter, and (B) if the Transferee Rate for such Yield Period is based on the Eurodollar Rate (Reserve Adjusted), one day, one week, one month, two months or three months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Agent may select; and

               (iii) in the case of (A) any Rate Tranche funded by a Funding Advance, and (B) any other Rate Tranche, if the Transferee Rate for such Yield Period is based on the Alternate Base Rate, such number of days thereafter as the Agent may select in its sole discretion;

provided, however, that
--------  -------

           (A) any Yield Period (other than a Yield Period consisting of one day) which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day (unless the Transferee Rate for the related Rate Tranche for such Yield Period shall be based on the Eurodollar Rate (Reserve Adjusted), in which case if such succeeding Business Day is in a different calendar month, such Yield Period shall instead be shortened to the next preceding Business Day);

           (B) any Yield Period of one day for any Rate Tranche, (I) if such Yield Period is the initial Yield Period for a new Rate Tranche created in connection with a Transfer, shall be the day of the Transfer of such Rate Tranche, and (II) if such Yield Period is not the initial Yield Period for such Rate Tranche (or, in the case of a Rate Tranche created by division or combination pursuant to Section 2.03, any predecessor Rate Tranche), (x) if
                             ------------
     the immediately preceding Yield Period is more than one day, shall be the last day of such immediately preceding Yield Period, and (y) if the immediately preceding Yield Period is one day, shall be the next day following such immediately preceding Yield Period;

           (C) any Yield Period which commences before the Commitment Termination Date and would otherwise end after the Commitment Termination Date shall end on the Commitment Termination Date; and

           (D) subject to clause (ii) above, each Yield Period which commences
                          -----------
     on or after the Commitment Termination Date shall be of such duration as the Agent may select in its sole discretion.

The "related" Yield Period for any Rate Tranche at any time means the Yield
     -------
Period pursuant to which Earned Discount is then accruing for such Rate Tranche.